UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.14

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

January 20, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund (the “Fund”) for the annual reporting period ended November 30, 2014. Effective January 20, 2015, the Fund’s name was changed from AllianceBernstein to AB.

Investment Objectives and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-linked instruments. In making decisions on the allocation of assets among asset classes, AllianceBernstein L.P. (the “Adviser”) will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

•	equity/credit—equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

•	fixed-income—fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

•	inflation-linked—global inflation-linked securities (including Treasury inflation-protected securities, or “TIPS”).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”), which are commonly known as “junk bonds”).

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-U.S. companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign

AB GLOBAL RISK ALLOCATION FUND •	1

securities. With respect to the inflation-linked asset class, the Fund may also seek exposure, at times significantly, to commodities and commodities-related instruments and derivatives since these instruments are typically affected directly or indirectly by the level and change in inflation.

Derivatives, particularly futures and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivative transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocations to equity/credit and inflation-linked securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

2	• AB GLOBAL RISK ALLOCATION FUND

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

Investment Results

The table on page 8 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index and its blended benchmark, a 60%/40% blend of MSCI World Index/Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2014. Also included in the table are the individual performance of the Barclays Global Aggregate Bond Index, and returns for the Fund’s peer group, as represented by the Lipper Flexible Port Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some of the Funds may have different investment policies and sales and management fees and fund expenses.

All share classes of the Fund underperformed the primary benchmark for the six- and 12-month periods, but outperformed the blended benchmark and the Lipper Average for both periods. The Fund uses a risk-balanced approach that invests in multiple asset classes and will typically have less equity exposure than either the primary or blended benchmarks. As a result, the Fund will tend to lag these benchmarks in periods with robust equity returns, aiming instead to provide more stable and consistent returns over time.

The Fund’s inflation-linked bond allocation detracted from performance for both periods. Inflation expectations remain well anchored and have recently declined. The Fund’s inflation exposure continued to have an average allocation of 80% break-even (actual exposure to the inflation component of a TIPS bond) exposure and 20% commodities exposure. The Fund’s commodity allocation detracted in absolute terms for both periods. Despite an underweight in energy, the entire commodities complex was dragged down by a weakening global growth outlook and the strong dollar, which weighs on commodities prices as all commodities are priced in U.S. dollars.

Stocks delivered strong returns during the 12-month period, although not without intervening periods of volatility. Despite geopolitical concerns emanating from the Middle East and Ukraine, a strengthening U.S. economy boosted investor confidence. Global economic data were mixed, but in the U.S., accommodative monetary policy, low inflation and strong manufacturing activity fed investor optimism that the world’s largest economy was recovering from its contraction earlier in 2014. Moreover, the Fund’s equity portfolio also benefitted from a strong U.S. dollar as the Fund’s non-U.S. equity holdings were currency hedged. The Fund’s investments in credit also contributed to performance as investors continued to seek yield in this low interest rate environment.

AB GLOBAL RISK ALLOCATION FUND •	3

The Fund’s global sovereign bond allocation was the biggest contributor to performance during the 12-month period. As U.S. growth quickened and the U.S. Federal Reserve (the “Fed”) neared the end of its monthly asset purchase program, investors began to focus on the possibility of an official rate increase. However, softer growth globally weighed on investor sentiment that a rate increase was imminent. Efforts to stimulate economic activity in Europe and China, among others, highlighted the divergence in monetary policy across the globe. The 10-year U.S. Treasury yield fell from 3.0% at the beginning of 2014 to below 2.3% toward the end of the reporting period. The Fund didn’t just benefit from lower interest rates; the yield curve also flattened significantly in 2014 across major interest rate markets. The Fund was positioned to hold longer-maturity debt, where yields fell considerably more than at shorter maturities.

Derivative usage included futures, for hedging and investment purposes, which detracted from returns for the six-month period and added to returns for the 12-month period; forwards and interest rate swaps for hedging and investment purposes, which added to returns for both periods; credit default swaps for hedging and investment purposes, which detracted from performance for both periods; options purchased for hedging and investment purposes, which detracted from returns for both periods; options written for hedging and investment purposes, which added to returns for both periods; and written swaptions for investment purposes which added to performance for both periods.

Market Review and Investment Strategy

In early 2014, markets behaved erratically as investors expressed concern over economic growth and political risk in key emerging markets, and what they believed where high valuations in parts of the U.S. market. Fed monetary policy continued to serve as a catalyst for market behavior. Given investor concerns over the future of the Fed’s quantitative easing program, bond outflows continued from year-end 2013, with retail investors exiting the market, and some institutional investors increasing long-duration holdings in light of higher yields.

As uncertainty about U.S. and global growth continued to permeate investors’ mindsets through mid-year, government bonds staged an impressive rally that drove the yield on the 10-year U.S. Treasury to an 11-month low by May. Despite these concerns, global equity markets continued to rise as monetary policy remained accommodative globally. This global rally occurred in the face of heightened political risk in Ukraine and a surge in sectarian violence in Syria and Iraq.

As 2014 marched on, global equity performance continued its robust pace even as bond markets rallied. However, not all markets performed well. After a strong first half, commodity prices—especially crude oil—softened amid global economic weakness, higher than expected oil supply and a strengthening U.S. dollar. In Europe, weakness in France and Italy offset improvements in Spain, while the Ukraine crisis began to weigh on German exports. By early

4	• AB GLOBAL RISK ALLOCATION FUND

September, persistently low inflation prompted the European Central Bank to cut interest rates and unveil a major stimulus plan that included buying asset-backed securities on the open market. This was a highly anticipated step, and a possible precursor to emulating U.S.- and Japanese-style quantitative easing by purchasing government bonds at some point in the future.

By the end of November, the U.S. economy continued to perform well, with healthy job gains offsetting minor setbacks in consumer and business sentiment, and persistently low inflation. Weakness in survey data in the U.S. can be traced to concerns over global growth. Japan, for example, announced an unexpected return to recession. Similarly, European data continued to show signs of a slide towards recession and deflation. Both Japanese and European monetary authorities have responded with additional stimulus designed to spur growth and weaken their currencies. The concern in the U.S. is that slower global growth and the stronger dollar will weigh on exports. However, given the decline in oil prices, healthy consumer balance sheets and still-low interest rates, the U.S. economy is expected to continue its impressive performance against a tumultuous global backdrop.

AB GLOBAL RISK ALLOCATION FUND •	5

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index and the Barclays Global Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays Global Aggregate Index represents the performance of the global investment-grade developed fixed income markets. The blended performance consists of a 60%/40% blend of the MSCI World Index and the Barclays Global Aggregate Bond Index, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB GLOBAL RISK ALLOCATION FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GLOBAL RISK ALLOCATION FUND •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Risk Allocation Fund*
Class A	1.10%	8.14%

Class B†	0.75%	7.32%

Class C	0.75%	7.35%

Advisor Class‡	1.26%	8.41%

Class R‡	0.87%	7.75%

Class K‡	1.10%	8.09%

Class I‡	1.26%	8.55%

Primary Benchmark: MSCI World Index	2.25%	8.91%

Blended Benchmark: 60% MSCI World Index/ 40% Barclays Global Aggregate Bond Index	0.22%	5.61%

Barclays Global Aggregate Bond Index	-2.78%	0.68%

Lipper Flexible Port Funds Average	0.57%	5.45%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2014 by 0.04% and 0.06%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 6-7.

(Historical Performance continued on next page)

8	• AB GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/04 TO 11/30/14

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/04 to 11/30/14) as compared to the performance of the Fund’s primary and blended benchmarks, and the Barclays Global Aggregate Bond Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions. Prior to October 8, 2012 the Fund used a different strategy.

See Disclosures, Risks and Note about Historical Performance on pages 6-7.

(Historical Performance continued on next page)

AB GLOBAL RISK ALLOCATION FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.14%	3.55%
5 Years	8.61%	7.66%
10 Years	4.63%	4.17%

Class B Shares
1 Year	7.32%	3.32%
5 Years	7.81%	7.81%
10 Years(a)	4.00%	4.00%

Class C Shares
1 Year	7.35%	6.35%
5 Years	7.83%	7.83%
10 Years	3.87%	3.87%

Advisor Class Shares*
1 Year	8.41%	8.41%
5 Years	8.92%	8.92%
10 Years	4.93%	4.93%

Class R Shares*
1 Year	7.75%	7.75%
5 Years	8.29%	8.29%
10 Years	4.32%	4.32%

Class K Shares*
1 Year	8.09%	8.09%
5 Years	8.63%	8.63%
Since Inception†	4.36%	4.36%

Class I Shares*
1 Year	8.55%	8.55%
5 Years	9.09%	9.09%
Since Inception†	4.76%	4.76%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.17%, 1.89%, 1.89%, 0.88%, 1.46%, 1.16% and 0.71% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 6-7.

(Historical Performance continued on next page)

10	• AB GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.77%
5 Years	7.17%
10 Years	3.77%

Class B Shares
1 Year	2.69%
5 Years	7.29%
10 Years(a)	3.60%

Class C Shares
1 Year	5.60%
5 Years	7.33%
10 Years	3.47%

Advisor Class Shares†
1 Year	7.66%
5 Years	8.43%
10 Years	4.53%

Class R Shares†
1 Year	7.01%
5 Years	7.79%
10 Years	3.93%

Class K Shares†
1 Year	7.32%
5 Years	8.13%
Since Inception*	4.19%

Class I Shares†
1 Year	7.82%
5 Years	8.59%
Since Inception*	4.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on pages 6-7.

AB GLOBAL RISK ALLOCATION FUND •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.00	$6.40	1.27%
Hypothetical**	$1,000	$1,018.70	$6.43	1.27%
Class B
Actual	$1,000	$1,007.50	$10.01	1.99%
Hypothetical**	$1,000	$1,015.09	$10.05	1.99%
Class C
Actual	$1,000	$1,007.50	$9.96	1.98%
Hypothetical**	$1,000	$1,015.14	$10.00	1.98%
Advisor Class
Actual	$1,000	$1,012.60	$4.99	0.99%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%
Class R
Actual	$1,000	$1,008.70	$8.06	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class K
Actual	$1,000	$1,011.00	$6.50	1.29%
Hypothetical**	$1,000	$1,018.60	$6.53	1.29%
Class I
Actual	$1,000	$1,012.60	$4.34	0.86%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	• AB GLOBAL RISK ALLOCATION FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $401.0

*	All data are as of November 30, 2014. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excuding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Austria, Belgium, Brazil, Colombia, Denmark, Finland, Hong Kong, Ireland, Jersey (Channel Islands), Luxembourg, Macau, Netherlands, Portugal, Singapore, South Africa, Spain and Switzerland.

AB GLOBAL RISK ALLOCATION FUND •	13

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Turkey Government Bond	$22,101,080	5.5%
U.S. Treasury Inflation Index	19,964,530	5.0
New Zealand Government Bond	19,609,865	4.9
Norway Government Bond	17,705,315	4.4
Japanese Government CPI Linked Bond	16,754,375	4.2
Australia Government Bond	16,048,865	4.0
Deutsche Bundesrepublik Inflation Linked Bond	15,403,663	3.8
Italy Buoni Poliennali Del Tesoro	11,135,244	2.8
Canadian Government Bond	10,705,021	2.6
France Government Bond OAT Series OATI	10,349,690	2.6
	$159,777,648	39.8%

*	Long-term investments.

14	• AB GLOBAL RISK ALLOCATION FUND

Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2014

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 29.1%
Canada – 2.7%
Canadian Government Bond 4.25%, 12/01/21	CAD	9,379	$10,705,021

France – 2.6%
France Government Bond OAT Series OATI 2.10%, 7/25/23	EUR	6,837	10,349,690

Germany – 3.8%
Deutsche Bundesrepublik Inflation Linked Bond 1.75%, 4/15/20		11,025	15,403,663

Italy – 2.8%
Italy Buoni Poliennali Del Tesoro 2.10%, 9/15/21(a)		8,180	11,135,244

Japan – 4.2%
Japanese Government CPI Linked Bond Series 17 0.10%, 9/10/23	JPY	1,834,952	16,754,375

Sweden – 2.5%
Sweden Inflation Linked Bond Series 3108 0.25%, 6/01/22	SEK	70,495	10,012,936

Turkey – 5.5%
Turkey Government Bond 3.00%, 2/23/22	TRY	22,487	11,226,237
4.50%, 2/11/15		23,859	10,874,843

			22,101,080

United States – 5.0%
U.S. Treasury Inflation Index 0.125%, 7/15/22 (TIPS)	U.S.$	10,128	10,023,622
1.125%, 1/15/21 (TIPS)(b)		9,405	9,940,908

			19,964,530

Total Inflation-Linked Securities (cost $119,042,140)			116,426,539

		Shares
COMMON STOCKS – 21.8%
Industrials – 3.2%
Aerospace & Defense – 0.3%
Airbus Group NV		336	20,468
B/E Aerospace, Inc.(c)		781	60,817
BAE Systems PLC		3,686	27,623
Boeing Co. (The)		540	72,554
Bombardier, Inc. – Class B		17,534	66,855

AB GLOBAL RISK ALLOCATION FUND •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

CAE, Inc.	4,455	$58,984
Cobham PLC	4,619	21,728
Finmeccanica SpA(c)	2,495	24,176
General Dynamics Corp.	476	69,191
Honeywell International, Inc.	737	73,015
L-3 Communications Holdings, Inc.	416	51,834
Lockheed Martin Corp.	389	74,517
Meggitt PLC	4,331	33,982
Northrop Grumman Corp.	483	68,069
Precision Castparts Corp.	270	64,233
Raytheon Co.	668	71,276
Rockwell Collins, Inc.	978	83,648
Rolls-Royce Holdings PLC(c)	1,543	20,252
Safran SA	327	21,149
Singapore Technologies Engineering Ltd.	3,000	7,750
Textron, Inc.	1,284	55,623
Thales SA	432	22,920
TransDigm Group, Inc.	332	65,666
United Technologies Corp.	713	78,487
Zodiac Aerospace	757	25,096

		1,239,913

Air Freight & Logistics – 0.1%
Bollore SA	44	21,724
CH Robinson Worldwide, Inc.	941	69,389
Deutsche Post AG	712	23,607
Expeditors International of Washington, Inc.	1,550	72,571
FedEx Corp.	391	69,668
Kuehne & Nagel International AG	223	30,091
Royal Mail PLC	2,843	18,548
TNT Express NV	2,921	19,685
Toll Holdings Ltd.	2,226	10,659
United Parcel Service, Inc. – Class B	810	89,035
Yamato Holdings Co., Ltd.	500	11,315

		436,292

Airlines – 0.1%
American Airlines Group, Inc.	1,353	65,661
ANA Holdings, Inc.	4,000	9,831
Cathay Pacific Airways Ltd.	6,000	13,196
Delta Air Lines, Inc.	880	41,070
Deutsche Lufthansa AG (REG)	981	17,472
easyJet PLC	735	18,941
International Consolidated Airlines Group SA(c)	2,237	15,974
Japan Airlines Co., Ltd.	400	11,740
Qantas Airways Ltd.(c)	4,140	6,755
Singapore Airlines Ltd.	1,000	8,261
Southwest Airlines Co.	1,200	50,184
United Continental Holdings, Inc.(c)	541	33,125

		292,210

16	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.2%
Asahi Glass Co., Ltd.	2,000	$9,660
Assa Abloy AB – Class B	453	24,621
China Fangda Group Co., Ltd. – Class B	829,874	552,161
Cie de St-Gobain	437	20,070
Daikin Industries Ltd.	100	6,636
Geberit AG	74	25,750
LIXIL Group Corp.	400	8,498
Masco Corp.	2,221	53,748
TOTO Ltd.	1,000	11,933

		713,077

Commercial Services & Supplies – 0.2%
ADT Corp. (The)(d)	1,250	43,675
Aggreko PLC	919	21,967
Babcock International Group PLC	1,716	30,401
Brambles Ltd.	1,551	12,806
Cintas Corp.	913	66,786
Dai Nippon Printing Co., Ltd.	1,000	8,777
Edenred	878	25,306
G4S PLC	6,618	28,544
Park24 Co., Ltd.	700	10,612
Republic Services, Inc. – Class A	2,515	99,619
Secom Co., Ltd.	200	11,571
Securitas AB – Class B	1,966	23,774
Societe BIC SA	175	23,310
Stericycle, Inc.(c)	611	78,770
Toppan Printing Co., Ltd.	1,000	6,442
Tyco International PLC	1,513	64,908
Waste Management, Inc.	2,249	109,594

		666,862

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	515	18,189
Boskalis Westminster NV	386	21,660
Bouygues SA	535	20,114
Chicago Bridge & Iron Co. NV	791	39,574
Chiyoda Corp.	1,000	8,832
Ferrovial SA	1,306	26,750
Fluor Corp.	923	57,217
Hochtief AG	244	18,390
Jacobs Engineering Group, Inc.(c)	1,188	55,183
Kajima Corp.	2,000	7,896
KBR, Inc.	2,449	41,241
Leighton Holdings Ltd.	498	8,519
Obayashi Corp.	1,000	6,232
OCI NV(c)	408	14,632
Quanta Services, Inc.(c)	1,601	48,830
Shimizu Corp.	1,000	6,816
Skanska AB – Class B	1,327	28,546

AB GLOBAL RISK ALLOCATION FUND •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SNC-Lavalin Group, Inc.	1,447	$54,691
Taisei Corp.	2,000	10,446
Vinci SA	370	19,993

		513,751

Electrical Equipment – 0.2%
ABB Ltd. (REG)(c)	1,248	28,010
Alstom SA(c)	535	18,760
AMETEK, Inc.	878	44,743
Eaton Corp. PLC	878	59,555
Emerson Electric Co.	1,102	70,253
Foshan Electrical and Lighting Co., Ltd. – Class B	426,815	380,846
Fuji Electric Co., Ltd.	2,000	8,790
Legrand SA	387	20,289
Mabuchi Motor Co., Ltd.	100	7,954
Mitsubishi Electric Corp.	1,000	12,018
Nidec Corp.	100	6,621
Osram Licht AG(c)	477	19,800
Prysmian SpA	1,147	20,613
Rockwell Automation, Inc.	506	58,397
Schneider Electric SE (Paris)	257	20,968
Sensata Technologies Holding NV(c)	1,209	59,930
Vestas Wind Systems A/S(c)	314	11,588

		849,135

Industrial Conglomerates – 0.1%
3M Co.	508	81,326
Danaher Corp.	856	71,527
General Electric Co.	3,078	81,536
Hutchison Whampoa Ltd.	1,000	12,523
Keppel Corp., Ltd.	1,000	6,900
Koninklijke Philips NV	792	23,836
NWS Holdings Ltd.	5,000	9,223
Roper Industries, Inc.	412	65,022
Seibu Holdings, Inc.	500	9,457
SembCorp Industries Ltd.	3,000	10,514
Siemens AG	202	23,876
Smiths Group PLC	1,211	21,849
Toshiba Corp.	3,000	13,349

		430,938

Machinery – 0.8%
AGCO Corp.	1,137	47,970
Alfa Laval AB	1,120	22,290
Amada Co., Ltd.	1,100	9,929
Andritz AG	469	25,277
Atlas Copco AB – Class A	771	22,233
Atlas Copco AB – Class B	806	21,404
Caterpillar, Inc.	625	62,875
CNH Industrial NV	1,948	15,268

18	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cummins, Inc.	419	$61,015
Deere & Co.	822	71,202
Dover Corp.	801	61,669
FANUC Corp.	100	16,878
Flowserve Corp.	844	49,686
GEA Group AG	508	24,220
Hino Motors Ltd.	700	9,425
Hitachi Construction Machinery Co., Ltd.	500	10,797
IHI Corp.	2,000	10,117
Illinois Tool Works, Inc.	852	80,880
IMI PLC	1,000	18,423
Ingersoll-Rand PLC	927	58,457
Joy Global, Inc.	792	38,840
JTEKT Corp.	600	9,956
Kawasaki Heavy Industries Ltd.	2,000	8,801
Komatsu Ltd.	500	11,831
Kone Oyj – Class B	380	17,490
Kubota Corp.	1,000	15,654
Kurita Water Industries Ltd.	500	10,368
Makita Corp.	200	10,018
MAN SE	766	87,256
Melrose Industries PLC	4,375	17,646
Metso Oyj	539	16,711
Mitsubishi Heavy Industries Ltd.	1,000	5,836
Nabtesco Corp.	400	9,614
NSK Ltd.	1,000	12,590
PACCAR, Inc.	901	60,385
Pall Corp.	645	61,991
Parker-Hannifin Corp.	469	60,515
Pentair PLC	958	61,992
Sandvik AB	2,109	22,083
Schindler Holding AG	226	32,218
Schindler Holding AG (REG)	157	21,935
SembCorp Marine Ltd.	3,000	7,201
Shang Gong Group Co., Ltd.(c)	707,145	484,540
Shanghai Diesel Engine Co., Ltd. – Class B	543,824	403,517
Shanghai Highly Group Co., Ltd.(e)(f)	634,968	363,837
Shanghai Shibei Hi-Tech Co., Ltd. – Class B	289,353	192,657
SKF AB – Class B	1,259	25,917
SPX Corp.	538	48,253
Stanley Black & Decker, Inc.	691	65,258
Sulzer AG	201	22,470
Sumitomo Heavy Industries Ltd.	1,000	5,502
THK Co., Ltd.	400	9,687
Vallourec SA	481	15,912
Volvo AB – Class B	1,931	21,113
Wartsila Oyj Abp	469	20,965
Weir Group PLC (The)	625	18,287
Xylem, Inc./NY	1,533	58,775

AB GLOBAL RISK ALLOCATION FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Yangzijiang Shipbuilding Holdings Ltd.	11,000	$10,339
Zardoya Otis SA	1,868	19,895

		3,087,870

Marine – 0.1%
AP Moeller – Maersk A/S – Class A	10	20,442
AP Moeller – Maersk A/S – Class B	9	18,772
Mitsui OSK Lines Ltd.	3,000	9,510
Nippon Yusen KK	4,000	11,292
Tianjin Marine Shipping Co., Ltd. – Class B(c)	1,234,572	543,314

		603,330

Professional Services – 0.2%
Adecco SA(c)	364	25,536
ALS Ltd.	2,059	8,821
Bureau Veritas SA	1,008	24,026
Capita PLC	1,462	24,406
Dun & Bradstreet Corp. (The)	550	69,823
Equifax, Inc.	675	53,696
Experian PLC	1,622	25,629
IHS, Inc. – Class A(c)	474	58,046
Intertek Group PLC	674	24,556
Manpowergroup, Inc.	762	50,947
Nielsen NV(d)	1,469	61,360
Randstad Holding NV	415	20,437
Recruit Holdings Co., Ltd.(c)	300	9,856
Robert Half International, Inc.	1,214	68,943
Seek Ltd.	692	10,034
SGS SA	13	28,088
Towers Watson & Co. – Class A	530	59,869
Verisk Analytics, Inc. – Class A(c)	845	52,373

		676,446

Road & Rail – 0.4%
Asciano Ltd.	1,760	8,789
Aurizon Holdings Ltd.	3,315	12,987
Canadian National Railway Co.	911	64,714
Canadian Pacific Railway Ltd.	246	47,449
Central Japan Railway Co.	84	12,201
ComfortDelGro Corp., Ltd.	5,000	9,965
CSX Corp.	1,589	57,983
Dazhong Transportation Group Co., Ltd. – Class B	614,307	474,245
DSV A/S	843	26,472
East Japan Railway Co.	100	7,483
Hankyu Hanshin Holdings, Inc.	2,000	10,984
Hertz Global Holdings, Inc.(c)	1,150	27,301
JB Hunt Transport Services, Inc.	801	66,107
Kansas City Southern	432	51,382
Keikyu Corp.	1,000	7,639
Keio Corp.	1,000	7,347

20	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Keisei Electric Railway Co., Ltd.	1,000	$11,498
Kintetsu Corp.	3,000	10,125
MTR Corp., Ltd.	4,000	16,033
Nagoya Railroad Co., Ltd.	2,000	7,746
Nippon Express Co., Ltd.	3,000	14,431
Norfolk Southern Corp.	549	61,290
Odakyu Electric Railway Co., Ltd.	1,000	9,156
Shanghai Jinjiang International Industrial Investment Co., Ltd. – Class B	419,182	480,084
Tobu Railway Co., Ltd.	2,000	9,001
Tokyu Corp.	2,000	12,063
Union Pacific Corp.	567	66,209
West Japan Railway Co.	218	10,400

		1,601,084

Trading Companies & Distributors – 0.3%
Brenntag AG	366	20,150
Bunzl PLC	1,326	36,937
Fastenal Co.(d)	1,245	56,274
Finning International, Inc.	2,358	52,315
ITOCHU Corp.	1,000	11,496
Marubeni Corp.	1,500	9,453
Mitsubishi Corp.	500	9,449
Mitsui & Co., Ltd.	600	8,275
Noble Group Ltd.	11,000	10,327
Rexel SA	1,286	23,825
Shanghai Material Trading Co., Ltd. – Class B(c)	337,312	238,654
Shanghai Waigaoqiao Free Trade Zone Development Co., Ltd. – Class B	244,044	505,171
Sumitomo Corp.	1,300	13,868
Toyota Tsusho Corp.	400	9,467
Travis Perkins PLC	1,111	31,306
United Rentals, Inc.(c)	526	59,601
Wolseley PLC	433	24,246
WW Grainger, Inc.	304	74,687

		1,195,501

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	1,065	22,781
Aeroports de Paris	215	26,401
Atlantia SpA	833	20,984
Auckland International Airport Ltd.	3,252	9,889
Fraport AG Frankfurt Airport Services Worldwide	363	22,152
Groupe Eurotunnel SA	1,605	20,754
Hutchison Port Holdings Trust – Class U	14,000	9,576
Kamigumi Co., Ltd.	1,000	9,039
Shenzhen Chiwan Wharf Holdings Ltd. – Class B	246,207	433,207
Sydney Airport	2,504	9,431
Transurban Group	1,374	9,724

		593,938

		12,900,347

AB GLOBAL RISK ALLOCATION FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 2.9%
Auto Components – 0.3%
Aisin Seiki Co., Ltd.	400	$14,303
Autoliv, Inc.(d)	427	42,256
BorgWarner, Inc.	736	41,628
Bridgestone Corp.	400	13,755
Cie Generale des Etablissements Michelin – Class B	359	33,007
Continental AG	132	27,758
Delphi Automotive PLC	667	48,658
Denso Corp.	300	14,015
Double Coin Holdings Ltd. – Class B	377,472	290,653
GKN PLC	5,804	31,246
Johnson Controls, Inc.	1,073	53,650
Koito Manufacturing Co., Ltd.	400	12,572
Magna International, Inc. (Toronto) – Class A	415	44,385
NGK Spark Plug Co., Ltd.	400	12,059
NHK Spring Co., Ltd.	1,200	10,397
NOK Corp.	500	12,474
Nokian Renkaat Oyj	816	23,011
Pirelli & C. SpA	2,271	32,176
Stanley Electric Co., Ltd.	600	13,009
Sumitomo Electric Industries Ltd.	1,100	14,316
Sumitomo Rubber Industries Ltd.	800	12,191
Toyoda Gosei Co., Ltd.	600	11,734
Toyota Industries Corp.	200	10,010
TRW Automotive Holdings Corp.(c)	204	21,094
Valeo SA	202	24,852
Weifu High-Technology Group Co., Ltd. – Class B	61,383	232,130
Yokohama Rubber Co., Ltd. (The)	1,000	9,199

		1,106,538

Automobiles – 0.1%
Bayerische Motoren Werke AG	304	34,728
Bayerische Motoren Werke AG (Preference Shares)	397	33,707
Daihatsu Motor Co., Ltd.	800	10,956
Daimler AG	401	33,804
Fiat Chrysler Automobiles NV(c)	1,921	23,983
Ford Motor Co.	3,153	49,597
Fuji Heavy Industries Ltd.	300	10,958
General Motors Co.	1,386	46,334
Harley-Davidson, Inc.	740	51,563
Honda Motor Co., Ltd.	400	12,095
Isuzu Motors Ltd.	900	11,766
Mazda Motor Corp.	400	10,372
Mitsubishi Motors Corp.	1,100	11,296
Nissan Motor Co., Ltd.	1,100	10,263
Peugeot SA(c)	1,770	22,642

22	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Porsche Automobil Holding SE (Preference Shares)	379	$33,000
Renault SA	357	28,648
Suzuki Motor Corp.	300	9,454
Tesla Motors, Inc.(c)	168	41,079
Toyota Motor Corp.	200	12,296
Volkswagen AG	153	34,618
Volkswagen AG (Preference Shares)	154	35,472
Yamaha Motor Co., Ltd.	600	12,786

		581,417

Distributors – 0.0%
Genuine Parts Co.	644	66,191
LKQ Corp.(c)	1,565	45,463

		111,654

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	400	12,151
Gree, Inc.	1,600	10,723
H&R Block, Inc.	1,319	44,371

		67,245

Hotels, Restaurants & Leisure – 0.5%
Accor SA	674	31,774
Carnival Corp.	925	40,848
Carnival PLC	844	37,146
Chipotle Mexican Grill, Inc. – Class A(c)	75	49,772
Compass Group PLC	2,610	44,394
Crown Resorts Ltd.	1,181	14,430
Darden Restaurants, Inc.	911	51,918
Flight Centre Travel Group Ltd.	400	13,747
Galaxy Entertainment Group Ltd.	1,000	6,847
Genting Singapore PLC	14,000	12,234
Hilton Worldwide Holdings, Inc.(c)	1,625	42,608
Huangshan Tourism Development Co., Ltd. – Class B	210,800	350,771
InterContinental Hotels Group PLC	808	34,171
Las Vegas Sands Corp.	604	38,469
Marriott International, Inc./DE – Class A	627	49,401
McDonald’s Corp.	832	80,546
McDonald’s Holdings Co. Japan Ltd.	500	11,413
MGM China Holdings Ltd.	3,200	9,676
MGM Resorts International(c)	1,627	37,112
Oriental Land Co., Ltd./Japan	100	21,742
Royal Caribbean Cruises Ltd.	474	34,953
Sands China Ltd.	1,600	9,560
Shanghai Jinjiang International Hotels Development Co., Ltd. – Class B(e)(f)	224,443	431,828
Shangri-La Asia Ltd.	8,000	11,064
SJM Holdings Ltd.	6,000	11,886
Sodexo SA	419	42,263

AB GLOBAL RISK ALLOCATION FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Starbucks Corp.	797	$64,724
Starwood Hotels & Resorts Worldwide, Inc.	597	47,163
TABCORP Holdings Ltd.	3,957	13,739
Tatts Group Ltd.	3,958	11,466
Tim Hortons, Inc.	734	61,178
TUI Travel PLC	6,786	47,095
Whitbread PLC	550	39,365
William Hill PLC	5,301	27,703
Wyndham Worldwide Corp.	622	51,850
Wynn Macau Ltd.	3,600	11,771
Wynn Resorts Ltd.	221	39,473
Yum! Brands, Inc.	833	64,349

		2,000,449

Household Durables – 0.3%
Casio Computer Co., Ltd.	600	9,068
DR Horton, Inc.	1,506	38,388
Electrolux AB – Class B	1,000	29,682
Garmin Ltd.(d)	784	44,923
Husqvarna AB – Class B	4,506	33,164
Iida Group Holdings Co., Ltd.	1,100	12,078
Konka Group Co., Ltd. – Class B	980,059	448,431
Leggett & Platt, Inc.	1,382	58,168
Lennar Corp. – Class A	913	43,130
Mohawk Industries, Inc.(c)	319	48,995
Newell Rubbermaid, Inc.	1,627	59,076
Nikon Corp.	500	7,147
Panasonic Corp.	1,800	23,143
Persimmon PLC(c)	1,344	32,091
PulteGroup, Inc.	2,095	45,315
Rinnai Corp.	100	7,414
Sekisui Chemical Co., Ltd.	1,000	12,432
Sekisui House Ltd.	1,200	16,060
Sharp Corp./Japan(c)	4,000	9,539
Sony Corp.	700	15,337
Techtronic Industries Co., Ltd.	4,000	12,769
Toll Brothers, Inc.(c)	1,339	46,852
Whirlpool Corp.	277	51,569

		1,104,771

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(c)	147	49,780
ASOS PLC(c)	752	28,603
Expedia, Inc.	421	36,673
Liberty Interactive Corp. – Class A(c)	1,299	37,866
NetFlix, Inc.(c)	82	28,420
Priceline Group, Inc. (The)(c)	44	51,048
Rakuten, Inc.	999	13,466
TripAdvisor, Inc.(c)	336	24,747

		270,603

24	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	500	$10,852
Hasbro, Inc.	1,047	61,983
Jinshan Development & Construction Co., Ltd. – Class B(c)	465,149	331,186
Mattel, Inc.	1,586	50,038
Polaris Industries, Inc.	287	44,976
Sankyo Co., Ltd.	300	9,646
Sega Sammy Holdings, Inc.	800	10,958
Shimano, Inc.	100	13,559
Yamaha Corp.	900	13,427

		546,625

Media – 0.5%
Altice SA(c)	366	24,621
Axel Springer SE	597	35,086
Cablevision Systems Corp. – Class A(d)	2,046	41,575
CBS Corp. – Class B	633	34,739
Charter Communications, Inc. – Class A(c)	262	44,461
Comcast Corp. – Class A	996	56,812
Comcast Corp. – Special Class A	1,000	56,810
Dentsu, Inc.	400	14,996
DIRECTV(c)	486	42,627
Discovery Communications, Inc. – Class A(c)	1,054	36,785
Discovery Communications, Inc. – Class C(c)	763	25,950
DISH Network Corp. – Class A(c)	442	35,099
Eutelsat Communications SA	1,517	50,167
Hakuhodo DY Holdings, Inc.	1,200	11,666
Interpublic Group of Cos., Inc. (The)	2,151	43,644
ITV PLC	8,697	28,983
JCDecaux SA	1,062	34,932
Kabel Deutschland Holding AG(c)	227	31,469
Lagardere SCA	1,155	32,737
Liberty Global PLC – Class A(c)	814	42,320
Liberty Global PLC – Series C(c)	490	24,461
Liberty Media Corp. – Class A(c)	1,270	46,698
Liberty Media Corp. – Class C(c)	1,118	40,841
News Corp. – Class A(c)	2,875	44,620
Numericable-SFR(c)	872	36,443
Omnicom Group, Inc.	815	62,975
Pearson PLC	1,946	37,418
ProSiebenSat.1 Media AG	735	31,264
Publicis Groupe SA	474	34,836
REA Group Ltd.	303	11,682
Reed Elsevier NV	1,904	46,810
Reed Elsevier PLC	2,739	47,470
RTL Group SA(c)	328	31,453
Scripps Networks Interactive, Inc. – Class A	495	38,694
SES SA	924	34,391

AB GLOBAL RISK ALLOCATION FUND •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Shaw Communications, Inc. – Class B	2,429	$65,573
Singapore Press Holdings Ltd.	4,000	13,152
Sirius XM Holdings, Inc.(c)	11,492	41,716
Sky Deutschland AG(c)	2,855	23,591
Sky PLC	2,615	38,019
Telenet Group Holding NV(c)	531	30,353
Thomson Reuters Corp.	1,722	68,669
Time Warner Cable, Inc. – Class A	199	29,707
Time Warner, Inc.	663	56,435
Toho Co., Ltd./Tokyo	500	11,132
Twenty-First Century Fox, Inc. – Class A	1,128	41,510
Twenty-First Century Fox, Inc. – Class B	1,357	47,984
Viacom, Inc. – Class B	629	47,571
Walt Disney Co. (The)	625	57,819
Wolters Kluwer NV	1,454	42,596
WPP PLC	1,630	34,082

		1,945,444

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	376	42,190
Dollar General Corp.(c)	536	35,773
Dollar Tree, Inc.(c)	836	57,149
Dollarama, Inc.	898	42,077
Don Quijote Holdings Co., Ltd.	200	12,479
Family Dollar Stores, Inc.	1,373	108,536
Harvey Norman Holdings Ltd.	3,887	12,192
Isetan Mitsukoshi Holdings Ltd.	900	11,795
J Front Retailing Co., Ltd.	900	11,523
Kohl’s Corp.	783	46,682
Macy’s, Inc.	672	43,619
Marks & Spencer Group PLC	4,155	31,619
Marui Group Co., Ltd.	1,400	12,259
Next PLC	301	31,823
Nordstrom, Inc.	644	49,176
Sears Holdings Corp.(c)(d)	209	7,545
Takashimaya Co., Ltd.	1,000	8,372
Target Corp.	894	66,156

		630,965

Specialty Retail – 0.3%
ABC-Mart, Inc.	200	10,013
Advance Auto Parts, Inc.	298	43,830
AutoNation, Inc.(c)	750	44,580
AutoZone, Inc.(c)	115	66,437
Bed Bath & Beyond, Inc.(c)	709	52,019
Best Buy Co., Inc.	777	30,622
CarMax, Inc.(c)	609	34,701
Dick’s Sporting Goods, Inc.	867	43,879
Dixons Carphone PLC	5,345	35,254
GameStop Corp. – Class A(d)	486	18,376

26	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Gap, Inc. (The)	1,041	$41,224
Hennes & Mauritz AB – Class B	1,023	43,805
Hikari Tsushin, Inc.	200	13,019
Home Depot, Inc. (The)	553	54,968
Inditex SA	1,145	33,336
Kingfisher PLC	7,459	36,391
L Brands, Inc.	584	47,246
Lowe’s Cos., Inc.	875	55,851
Nitori Holdings Co., Ltd.	200	11,097
O’Reilly Automotive, Inc.(c)	307	56,101
PetSmart, Inc.	631	49,698
Ross Stores, Inc.	634	57,998
Sanrio Co., Ltd.	400	10,517
Shimamura Co., Ltd.	100	8,364
Sports Direct International PLC(c)	2,008	20,679
Staples, Inc.	2,673	37,582
Tiffany & Co.	421	45,434
TJX Cos., Inc. (The)	762	50,414
Tractor Supply Co.	647	49,774
Ulta Salon Cosmetics & Fragrance, Inc.(c)	251	31,749
Urban Outfitters, Inc.(c)	1,125	36,360
USS Co., Ltd.	800	11,517
Yamada Denki Co., Ltd.	3,100	10,201

		1,193,036

Textiles, Apparel & Luxury Goods – 0.5%
Adidas AG	399	32,046
Asics Corp.	500	12,707
Burberry Group PLC	1,289	33,156
Christian Dior SA	224	42,913
Cie Financiere Richemont SA	427	40,109
Coach, Inc.	1,114	41,352
Fossil Group, Inc.(c)	353	39,437
Gildan Activewear, Inc.	808	46,720
Hugo Boss AG	306	40,225
Kering	176	36,348
Lao Feng Xiang Co., Ltd. – Class B	156,703	468,072
Li & Fung Ltd.	12,000	13,345
Lululemon Athletica, Inc.(c)(d)	637	30,697
Luthai Textile Co., Ltd. – Class B	63,280	84,289
Luxottica Group SpA	697	37,229
LVMH Moet Hennessy Louis Vuitton SA	240	43,134
Michael Kors Holdings Ltd.(c)	560	42,958
NIKE, Inc. – Class B	572	56,794
Pandora A/S	306	27,156
PVH Corp.	354	45,008
Ralph Lauren Corp.	346	63,975
Shanghai Haixin Group Co. – Class B(c)	791,737	453,544
Swatch Group AG (The)	81	39,994

AB GLOBAL RISK ALLOCATION FUND •	27

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Swatch Group AG (The) (REG)	441	$40,604
Under Armour, Inc. – Class A(c)	550	39,869
VF Corp.	848	63,744
Yue Yuen Industrial Holdings Ltd.	3,500	12,546

		1,927,971

		11,486,718

Consumer Staples – 2.8%
Beverages – 0.7%
Anheuser-Busch InBev NV	492	57,828
Anhui Gujing Distillery Co., Ltd. – Class B	171,226	467,686
Asahi Group Holdings Ltd.	1,600	49,871
Brown-Forman Corp. – Class B	1,101	106,852
Carlsberg A/S – Class B	604	53,742
Coca-Cola Amatil Ltd.	4,846	37,629
Coca-Cola Co. (The)	3,923	175,868
Coca-Cola Enterprises, Inc.	2,406	105,720
Coca-Cola HBC AG(c)	2,488	56,348
Constellation Brands, Inc. – Class A(c)	1,224	117,994
Diageo PLC	2,233	68,830
Dr Pepper Snapple Group, Inc.	1,545	114,330
Heineken Holding NV	828	56,575
Heineken NV	779	61,248
Kirin Holdings Co., Ltd.	4,100	52,599
Molson Coors Brewing Co. – Class B	1,075	83,151
Monster Beverage Corp.(c)	815	91,402
PepsiCo, Inc.	1,831	183,283
Pernod Ricard SA	561	66,472
Remy Cointreau SA	660	49,633
SABMiller PLC (London)	794	44,104
Suntory Beverage & Food Ltd.	1,100	38,743
Treasury Wine Estates Ltd.	8,304	33,393
Yantai Changyu Pioneer Wine Co., Ltd. – Class B	154,514	473,903

		2,647,204

Food & Staples Retailing – 0.6%
Aeon Co., Ltd.	4,000	39,888
Alimentation Couche-Tard, Inc. – Class B	3,111	110,184
Carrefour SA	1,447	45,793
Casino Guichard Perrachon SA	440	42,377
Colruyt SA	1,131	52,581
Costco Wholesale Corp.	1,128	160,311
CVS Health Corp.	1,681	153,576
Delhaize Group SA	590	43,111
Distribuidora Internacional de Alimentacion SA	7,431	51,586
Empire Co., Ltd. – Class A	1,533	111,499
FamilyMart Co., Ltd.	700	25,802
George Weston Ltd.	1,327	116,918
J Sainsbury PLC	8,839	32,174
Jeronimo Martins SGPS SA	5,962	60,632

28	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Koninklijke Ahold NV	3,472	$61,286
Kroger Co. (The)	2,286	136,794
Lawson, Inc.	700	43,117
Loblaw Cos., Ltd.	2,065	111,078
Metcash Ltd.	13,259	29,431
Metro AG(c)	1,344	45,619
Metro, Inc.	1,538	120,121
Olam International Ltd.	23,000	38,094
Safeway, Inc.	465	16,201
Seven & I Holdings Co., Ltd.	800	29,810
Sysco Corp.	2,949	118,727
Tesco PLC	14,741	42,947
Wal-Mart Stores, Inc.	2,357	206,332
Walgreen Co.	1,707	117,117
Wesfarmers Ltd.(c)	1,392	49,077
Whole Foods Market, Inc.	2,200	107,866
WM Morrison Supermarkets PLC	16,059	44,698
Woolworths Ltd.	1,653	43,679

		2,408,426

Food Products – 0.9%
Ajinomoto Co., Inc.	2,000	37,404
Archer-Daniels-Midland Co.	2,310	121,691
Aryzta AG(c)	582	46,387
Associated British Foods PLC	1,291	64,488
Barry Callebaut AG(c)	62	66,357
Bunge Ltd.	1,576	143,054
Calbee, Inc.	1,100	38,095
Campbell Soup Co.	2,994	135,568
Chocoladefabriken Lindt & Sprungli AG	14	70,457
Chocoladefabriken Lindt & Sprungli AG (REG)	1	59,720
ConAgra Foods, Inc.	3,693	134,868
Danone SA	877	61,814
General Mills, Inc.	3,130	165,108
Golden Agri-Resources Ltd.	95,000	33,495
Hershey Co. (The)	1,578	158,242
Hormel Foods Corp.	2,204	116,988
JM Smucker Co. (The)	1,239	127,084
Kellogg Co.	2,676	177,285
Kerry Group PLC – Class A	831	61,678
Keurig Green Mountain, Inc.	379	53,871
Kikkoman Corp.	2,000	47,599
Kraft Foods Group, Inc.	2,952	177,622
McCormick & Co., Inc./MD	2,265	168,358
Mead Johnson Nutrition Co. – Class A	875	90,860
MEIJI Holdings Co., Ltd.	500	44,844
Mondelez International, Inc. – Class A	3,346	131,163
Nestle SA	1,116	83,716
NH Foods Ltd	2,000	40,225

AB GLOBAL RISK ALLOCATION FUND •	29

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Nisshin Seifun Group, Inc.	3,700	$36,669
Nissin Foods Holdings Co., Ltd.	700	35,090
Orkla ASA	6,398	47,577
Saputo, Inc.	3,914	113,467
Shanghai Dajiang Food Group Co., Ltd. – Class B(c)	1,052,087	421,430
Tate & Lyle PLC	5,429	51,208
Toyo Suisan Kaisha Ltd.	1,100	37,248
Tyson Foods, Inc. – Class A	1,856	78,583
Unilever NV	1,731	70,464
Unilever PLC	1,635	68,921
Wilmar International Ltd.	15,000	36,916
Yakult Honsha Co., Ltd.	700	37,153
Yamazaki Baking Co., Ltd.	3,000	37,781

		3,730,548

Household Products – 0.3%
Church & Dwight Co., Inc.	1,982	152,039
Clorox Co. (The)	1,455	147,857
Colgate-Palmolive Co.	2,477	172,375
Energizer Holdings, Inc.	808	105,056
Henkel AG & Co. KGaA	593	58,709
Henkel AG & Co. KGaA (Preference Shares)	507	56,175
Kimberly-Clark Corp.	1,261	147,020
Procter & Gamble Co. (The)	2,007	181,493
Reckitt Benckiser Group PLC	708	57,996
Svenska Cellulosa AB SCA – Class B	2,570	60,588
Unicharm Corp.	1,300	29,747

		1,169,055

Personal Products – 0.1%
Avon Products, Inc.	5,750	56,235
Beiersdorf AG	769	68,284
Estee Lauder Cos., Inc. (The) – Class A	1,869	138,568
Herbalife Ltd.(d)	421	18,208
Kao Corp.	1,000	37,022
L’Oreal SA	413	70,454
Shiseido Co., Ltd.	2,400	35,772

		424,543

Tobacco – 0.2%
Altria Group, Inc.	3,129	157,264
British American Tobacco PLC	1,183	69,947
Imperial Tobacco Group PLC	1,273	58,765
Japan Tobacco, Inc.	899	28,818
Lorillard, Inc.	2,043	128,995
Philip Morris International, Inc.	1,905	165,602
Reynolds American, Inc.	2,045	134,786
Swedish Match AB	1,594	55,047

		799,224

		11,179,000

30	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 2.7%
Banks – 0.5%
Aozora Bank Ltd.	6,000	$19,502
Australia & New Zealand Banking Group Ltd.	871	23,625
Banca Monte dei Paschi di Siena SpA(c)	6,657	5,405
Banco Bilbao Vizcaya Argentaria SA	1,827	19,621
Banco Comercial Portugues SA(c)	199,166	20,557
Banco de Sabadell SA	5,566	15,777
Banco Espirito Santo SA(c)(e)(f)	17,161	– 0	–†
Banco Popolare SC(c)	852	11,739
Banco Popular Espanol SA	2,323	12,755
Banco Santander SA	2,228	20,051
Bank of America Corp.	2,136	36,397
Bank of East Asia Ltd.	5,600	23,558
Bank of Ireland(c)	35,505	14,559
Bank of Kyoto Ltd. (The)	2,000	16,821
Bank of Montreal	642	47,082
Bank of Nova Scotia (The)	625	38,533
Bank of Queensland Ltd.	2,365	24,737
Bank of Yokohama Ltd. (The)	4,000	22,533
Bankia SA(c)	10,035	17,579
Barclays PLC	5,068	19,340
BB&T Corp.	1,229	46,198
Bendigo & Adelaide Bank Ltd.	2,307	25,031
BNP Paribas SA	317	20,345
BOC Hong Kong Holdings Ltd.	8,500	30,038
CaixaBank SA	3,113	17,186
Canadian Imperial Bank of Commerce/Canada	540	50,288
Chiba Bank Ltd. (The)	3,000	19,940
Chugoku Bank Ltd. (The)	1,400	19,610
CIT Group, Inc.	821	40,065
Citigroup, Inc.	711	38,373
Comerica, Inc.	798	37,195
Commerzbank AG(c)	972	14,838
Commonwealth Bank of Australia	417	28,600
Credit Agricole SA	1,114	15,663
Danske Bank A/S	847	24,041
DBS Group Holdings Ltd.	1,000	15,197
DnB ASA	1,282	21,282
Erste Group Bank AG	669	18,092
Fifth Third Bancorp	2,245	45,169
First Republic Bank/CA	316	16,284
Fukuoka Financial Group, Inc.	4,000	21,826
Gunma Bank Ltd. (The)	3,000	17,857
Hachijuni Bank Ltd. (The)	3,000	18,357
Hang Seng Bank Ltd.	2,100	34,970
Hiroshima Bank Ltd. (The)	4,000	19,353
Hokuhoku Financial Group, Inc.	11,000	22,253
HSBC Holdings PLC	2,792	27,782

AB GLOBAL RISK ALLOCATION FUND •	31

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

ING Groep NV(c)	1,215	$17,763
Intesa Sanpaolo SpA	5,286	16,269
Intesa Sanpaolo SpA – RSP	7,284	19,573
Iyo Bank Ltd. (The)	2,000	20,690
Joyo Bank Ltd. (The)	4,000	20,181
JPMorgan Chase & Co.	663	39,886
KBC Groep NV(c)	326	18,634
KeyCorp	2,793	37,706
Lloyds Banking Group PLC(c)	18,968	23,803
M&T Bank Corp.	410	51,668
Mitsubishi UFJ Financial Group, Inc.	3,800	21,885
Mizuho Financial Group, Inc.	20,500	35,343
National Australia Bank Ltd.	866	23,990
National Bank of Canada	863	40,097
Natixis SA	2,385	16,863
Nordea Bank AB	1,847	23,066
Oversea-Chinese Banking Corp., Ltd.	3,119	25,041
PNC Financial Services Group, Inc. (The)	548	47,934
Raiffeisen Bank International AG	585	12,104
Regions Financial Corp.	3,616	36,413
Resona Holdings, Inc.	3,100	16,747
Royal Bank of Canada	611	44,434
Royal Bank of Scotland Group PLC(c)	3,289	20,302
Seven Bank Ltd.	5,000	21,684
Shinsei Bank Ltd.	10,000	18,796
Shizuoka Bank Ltd. (The)	2,000	19,247
Skandinaviska Enskilda Banken AB – Class A	2,093	27,626
Societe Generale SA	344	17,073
Standard Chartered PLC	1,069	15,629
Sumitomo Mitsui Financial Group, Inc.	400	15,018
Sumitomo Mitsui Trust Holdings, Inc.	5,000	20,801
SunTrust Banks, Inc.	1,049	41,215
Suruga Bank Ltd.	1,000	19,002
Svenska Handelsbanken AB – Class A	434	21,172
Swedbank AB – Class A	1,065	27,914
Toronto-Dominion Bank (The)	990	49,885
UniCredit SpA	2,056	15,186
Unione di Banche Italiane SCpA	1,610	12,365
United Overseas Bank Ltd.	1,000	18,374
US Bancorp/MN	1,131	49,990
Wells Fargo & Co.	873	47,561
Westpac Banking Corp.	824	22,803
Yamaguchi Financial Group, Inc.	2,000	20,058

		2,247,795

Capital Markets – 0.3%
3i Group PLC	3,299	22,845
Aberdeen Asset Management PLC	2,907	20,405
Affiliated Managers Group, Inc.(c)	163	33,185
Ameriprise Financial, Inc.	312	41,112

32	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Bank of New York Mellon Corp. (The)	1,025	$41,031
BlackRock, Inc. – Class A	120	43,090
Charles Schwab Corp. (The)	1,085	30,727
CI Financial Corp.	1,396	41,349
Credit Suisse Group AG(c)	879	23,453
Daiwa Securities Group, Inc.	2,000	16,100
Deutsche Bank AG (REG)	660	21,537
Eaton Vance Corp.	431	18,011
Franklin Resources, Inc.	640	36,390
Goldman Sachs Group, Inc. (The)	224	42,204
Hargreaves Lansdown PLC	1,398	21,270
ICAP PLC	3,303	21,467
IGM Financial, Inc.	1,024	42,554
Invesco Ltd.	867	34,992
Investec PLC	2,492	23,009
Julius Baer Group Ltd.(c)	531	24,037
Legg Mason, Inc.	588	33,369
Macquarie Group Ltd.	431	21,380
Morgan Stanley	1,014	35,673
Nomura Holdings, Inc.	2,100	12,627
Northern Trust Corp.	706	47,817
Partners Group Holding AG	99	28,416
Raymond James Financial, Inc.	692	38,960
SBI Holdings, Inc./Japan	1,200	13,863
Schroders PLC	671	28,207
SEI Investments Co.	1,117	44,267
State Street Corp.	533	40,897
T Rowe Price Group, Inc.	513	42,820
TD Ameritrade Holding Corp.	1,092	37,794
UBS Group AG(c)	1,381	24,797

		1,049,655

Consumer Finance – 0.1%
Acom Co., Ltd.(c)	6,500	19,416
AEON Financial Service Co., Ltd.	1,000	21,573
Ally Financial, Inc.(c)	1,808	42,994
American Express Co.	483	44,639
Capital One Financial Corp.	522	43,430
Credit Saison Co., Ltd.	800	14,970
Discover Financial Services	620	40,641
Navient Corp.	2,057	43,115

		270,778

Diversified Financial Services – 0.2%
ASX Ltd.	1,023	31,303
Berkshire Hathaway, Inc. – Class B(c)	373	55,461
CME Group, Inc./IL – Class A	430	36,395
Deutsche Boerse AG	360	26,283
Eurazeo SA	256	17,813
Exor SpA	425	18,924

AB GLOBAL RISK ALLOCATION FUND •	33

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

First Pacific Co., Ltd./Hong Kong	20,000	$20,997
Friends Life Group Ltd.	3,970	22,871
Groupe Bruxelles Lambert SA	321	29,042
Hong Kong Exchanges and Clearing Ltd.	800	17,397
Industrivarden AB – Class C	1,571	27,746
Intercontinental Exchange, Inc.	165	37,288
Investment AB Kinnevik – Class B	459	15,927
Investor AB – Class B	794	29,794
Japan Exchange Group, Inc.	800	20,513
Leucadia National Corp.	1,434	33,168
London Stock Exchange Group PLC	632	22,233
McGraw Hill Financial, Inc.	501	46,824
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,000	18,868
Moody’s Corp.	401	40,505
NASDAQ OMX Group, Inc. (The)	924	41,497
Onex Corp.	721	40,915
ORIX Corp.	1,200	15,861
Pargesa Holding SA	424	33,734
Singapore Exchange Ltd.	4,000	22,448
Voya Financial, Inc.	1,017	42,592
Wendel SA	215	25,327

		791,726

Insurance – 0.7%
ACE Ltd.	494	56,484
Admiral Group PLC	966	18,689
Aegon NV	2,684	21,059
Aflac, Inc.	810	48,381
Ageas	708	25,320
AIA Group Ltd.	3,600	20,757
Alleghany Corp.(c)	145	66,198
Allianz SE	176	30,303
Allstate Corp. (The)	862	58,745
American International Group, Inc.	744	40,771
AMP Ltd.	3,982	19,074
AON PLC	470	43,470
Arch Capital Group Ltd.(c)	935	53,594
Assicurazioni Generali SpA	1,147	24,813
Assurant, Inc.	701	47,381
Aviva PLC	2,887	22,961
Axis Capital Holdings Ltd.	576	28,829
Baloise Holding AG	218	28,431
Chubb Corp. (The)	627	64,612
Cincinnati Financial Corp.	1,116	56,860
CNP Assurances	1,353	25,060
Dai-ichi Life Insurance Co., Ltd. (The)	1,100	15,960
Delta Lloyd NV	1,145	26,314
Direct Line Insurance Group PLC	5,762	26,476
Everest Re Group Ltd.	313	54,897

34	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fairfax Financial Holdings Ltd.	84	$42,680
FNF Group	1,358	43,999
Genworth Financial, Inc. – Class A(c)	1,759	15,989
Gjensidige Forsikring ASA	1,331	22,818
Great-West Lifeco, Inc.	1,444	42,771
Hannover Rueck SE	349	31,134
Hartford Financial Services Group, Inc. (The)	1,012	41,796
Industrial Alliance Insurance & Financial Services, Inc.	1,033	42,829
Insurance Australia Group Ltd.	4,362	23,624
Intact Financial Corp.	604	41,929
Legal & General Group PLC	6,942	26,709
Lincoln National Corp.	594	33,638
Loews Corp.	1,184	49,302
Manulife Financial Corp.	1,919	38,212
Mapfre SA	5,682	20,847
Marsh & McLennan Cos., Inc.	982	55,571
MetLife, Inc.	659	36,647
MS&AD Insurance Group Holdings, Inc.	900	21,022
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	143	29,426
Old Mutual PLC	7,586	23,694
PartnerRe Ltd.	473	55,109
Power Corp. of Canada	1,550	43,958
Power Financial Corp.	1,392	43,519
Principal Financial Group, Inc.	665	35,425
Progressive Corp. (The)	1,946	53,009
Prudential Financial, Inc.	374	31,783
Prudential PLC	982	23,702
QBE Insurance Group Ltd.	1,653	15,245
RenaissanceRe Holdings Ltd.	454	44,456
RSA Insurance Group PLC(c)	4,088	29,851
Sampo Oyj – Class A	592	29,198
SCOR SE	963	30,050
Sompo Japan Nipponkoa Holdings, Inc.	700	17,352
Sony Financial Holdings, Inc.	1,372	20,803
Standard Life PLC	3,850	25,461
Sun Life Financial, Inc.	714	26,493
Suncorp Group Ltd.	2,051	24,998
Swiss Life Holding AG(c)	112	25,640
Swiss Re AG(c)	419	35,793
T&D Holdings, Inc.	1,350	16,370
Tokio Marine Holdings, Inc.	500	16,344
Torchmark Corp.	890	47,838
Travelers Cos., Inc. (The)	588	61,417
Tryg A/S	309	35,767
UnipolSai SpA	7,055	20,178
Unum Group	1,158	38,469

AB GLOBAL RISK ALLOCATION FUND •	35

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Vienna Insurance Group AG Wiener Versicherung Gruppe	573	$28,468
Willis Group Holdings PLC	965	41,215
WR Berkley Corp.	929	48,531
XL Group PLC	1,384	49,160
Zurich Insurance Group AG(c)	118	36,981

		2,662,659

Real Estate – 0.0%
Realogy Holdings Corp.(c)	623	28,671

Real Estate Investment Trusts (REITs) – 0.6%
American Capital Agency Corp.	1,969	45,435
American Realty Capital Properties, Inc.	4,910	46,154
American Tower Corp.	476	49,985
Annaly Capital Management, Inc.	3,736	43,039
Ascendas Real Estate Investment Trust	12,000	21,526
AvalonBay Communities, Inc.	320	51,453
Boston Properties, Inc.	410	53,152
British Land Co. PLC (The)	2,424	29,038
Camden Property Trust	421	32,282
CapitaCommercial Trust	16,000	20,658
CapitaMall Trust	14,000	21,251
Corio NV	562	28,440
Crown Castle International Corp.	493	40,963
Dexus Property Group	3,476	21,003
Digital Realty Trust, Inc.	631	44,340
Duke Realty Corp.	2,024	39,347
Equity Residential	742	52,563
Essex Property Trust, Inc.	196	39,672
Federal Realty Investment Trust	439	58,238
Federation Centres	9,060	21,319
Fonciere Des Regions	350	33,402
Gecina SA	217	29,359
General Growth Properties, Inc.	1,379	36,902
Goodman Group	4,348	20,134
GPT Group (The)	8,368	29,458
H&R Real Estate Investment Trust	2,033	40,411
Hammerson PLC	3,525	34,236
HCP, Inc.	1,109	49,683
Health Care REIT, Inc.	755	55,613
Host Hotels & Resorts, Inc.	1,674	38,904
ICADE	306	24,477
Intu Properties PLC	3,774	20,987
Iron Mountain, Inc.	1,920	72,979
Japan Prime Realty Investment Corp.	8	29,055
Japan Real Estate Investment Corp.	5	24,669
Japan Retail Fund Investment Corp.	12	24,980
Kimco Realty Corp.	1,948	49,577
Klepierre	648	29,071

36	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Land Securities Group PLC	1,664	$30,825
Liberty Property Trust	1,123	39,732
Link REIT (The)	3,500	22,169
Macerich Co. (The)	405	32,027
Mirvac Group	13,713	20,448
Nippon Building Fund, Inc.	5	25,221
Nippon Prologis REIT, Inc.	10	21,790
Novion Property Group	11,572	20,947
Plum Creek Timber Co., Inc.	1,317	54,893
ProLogis, Inc.	1,111	46,973
Public Storage	295	55,351
Rayonier, Inc.	1,221	33,309
Realty Income Corp.(d)	979	45,484
Regency Centers Corp.	423	26,006
RioCan Real Estate Investment Trust (Toronto)	1,718	41,016
Scentre Group(c)	7,741	22,801
Segro PLC	3,386	20,724
Simon Property Group, Inc.	299	54,059
SL Green Realty Corp.	390	45,295
Stockland	7,072	24,749
UDR, Inc.	1,205	37,090
Unibail-Rodamco SE	108	28,548
United Urban Investment Corp.	14	22,522
Ventas, Inc.	759	54,306
Vornado Realty Trust	440	49,086
Westfield Corp.	3,721	26,203
Weyerhaeuser Co.	1,325	46,786

		2,352,115

Real Estate Management & Development – 0.3%
Aeon Mall Co., Ltd.	1,200	20,474
Brookfield Asset Management, Inc. – Class A	1,011	50,829
CapitaLand Ltd.	9,000	22,905
CBRE Group, Inc. – Class A(c)	1,177	39,712
Cheung Kong Holdings Ltd.	1,000	18,353
City Developments Ltd.	3,000	23,133
Daito Trust Construction Co., Ltd.	200	22,642
Daiwa House Industry Co., Ltd.	1,100	21,017
Deutsche Wohnen AG	1,179	28,275
First Capital Realty, Inc.	2,462	40,305
Global Logistic Properties Ltd.	10,000	20,083
Hang Lung Properties Ltd.	7,000	21,004
Henderson Land Development Co., Ltd.	2,430	16,245
Hulic Co., Ltd.	1,900	19,665
Hysan Development Co., Ltd.	5,000	23,136
IMMOFINANZ AG(c)	7,308	21,855
Keppel Land Ltd.	8,000	20,670
Kerry Properties Ltd.	6,000	21,509
Lend Lease Group	1,682	21,912

AB GLOBAL RISK ALLOCATION FUND •	37

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Estate Co., Ltd.	1,000	$22,530

New World Development Co., Ltd.	17,000	20,269
Nomura Real Estate Holdings, Inc.	1,200	22,059
NTT Urban Development Corp.	1,900	19,524
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. – Class B	260,980	585,900
Sino Land Co., Ltd.	12,000	19,583
Sun Hung Kai Properties Ltd.	2,000	29,191
Swire Pacific Ltd. – Class A	2,000	27,441
Swire Properties Ltd.	6,600	20,462
Swiss Prime Site AG(c)	689	53,117
Tokyo Tatemono Co., Ltd.	3,000	23,944
Tokyu Fudosan Holdings Corp.	3,000	21,470
UOL Group Ltd.	4,128	21,284
Wharf Holdings Ltd. (The)	3,000	21,591
Wheelock & Co., Ltd.	4,000	20,150

		1,402,239

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	1,024	10,025
New York Community Bancorp, Inc.(d)	3,195	50,768
Ocwen Financial Corp.(c)(d)	1,815	41,636
People’s United Financial, Inc.	2,606	38,517

		140,946

		10,946,584

Information Technology – 2.6%
Communications Equipment – 0.3%
Alcatel-Lucent(c)	10,324	36,898
Cisco Systems, Inc.	3,236	89,443
Eastern Communications Co., Ltd. – Class B	689,728	420,044
F5 Networks, Inc.(c)	471	60,848
Harris Corp.	1,180	84,571
Juniper Networks, Inc.	2,828	62,668
Motorola Solutions, Inc.	1,158	76,104
Nokia Oyj	5,070	42,097
QUALCOMM, Inc.	1,055	76,910
Shanghai Potevio Co., Ltd. – Class B(c)	284,286	248,182
Telefonaktiebolaget LM Ericsson – Class B	4,913	61,735

		1,259,500

Electronic Equipment, Instruments & Components – 0.6%
Amphenol Corp. – Class A	1,726	92,565
Arrow Electronics, Inc.(c)	1,139	66,563
Avnet, Inc.	1,573	68,882
Citizen Holdings Co., Ltd.	2,300	17,808
Corning, Inc.	3,595	75,567
Dongxu Optoelectronic Technology Co., Ltd. – Class B(c)(e)(f)	755,364	596,090

38	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Flextronics International Ltd.(c)	5,851	$64,888
FLIR Systems, Inc.	2,221	70,472
Fujifilm Holdings Corp.	500	16,530
Hamamatsu Photonics KK	300	15,149
Hexagon AB – Class B	1,507	47,879
Hirose Electric Co., Ltd.	100	12,629
Hitachi High-Technologies Corp.	500	14,464
Hitachi Ltd.	2,000	15,447
Hoya Corp.	400	14,219
Ibiden Co., Ltd.	1,100	16,334
INESA Electron Co., Ltd. – Class B(c)	752,880	387,596
Japan Display, Inc.(c)	5,500	18,021
Kyocera Corp.	400	19,552
Murata Manufacturing Co., Ltd.	100	10,800
Nippon Electric Glass Co., Ltd.	3,000	13,724
Omron Corp.	300	13,964
Shenzhen SEG Co., Ltd. – Class B(c)	989,814	455,644
Shimadzu Corp.	2,000	19,814
TDK Corp.	200	12,056
TE Connectivity Ltd.	1,238	79,480
Trimble Navigation Ltd.(c)	1,883	52,959
Yaskawa Electric Corp.	1,200	15,608
Yokogawa Electric Corp.	1,100	13,897

		2,318,601

Internet Software & Services – 0.2%
Akamai Technologies, Inc.(c)	984	63,576
Dena Co., Ltd.	818	10,089
eBay, Inc.(c)	1,330	72,990
Equinix, Inc.	311	70,650
Facebook, Inc. – Class A(c)	725	56,332
Google, Inc. – Class A(c)	140	76,871
Google, Inc. – Class C(c)	114	61,769
Kakaku.com, Inc.	1,100	16,786
LinkedIn Corp. – Class A(c)	196	44,349
Rackspace Hosting, Inc.(c)	1,078	49,491
Twitter, Inc.(c)	1,544	64,447
United Internet AG	966	42,562
VeriSign, Inc.(c)(d)	1,311	78,791
Yahoo Japan Corp.	3,700	13,453
Yahoo!, Inc.(c)	1,090	56,397

		778,553

IT Services – 0.6%
Accenture PLC – Class A	1,063	91,769
Alliance Data Systems Corp.(c)	231	66,036
Amadeus IT Holding SA – Class A	1,395	55,484
AtoS	640	45,452
Automatic Data Processing, Inc.	1,253	107,307
Cap Gemini SA	716	52,483

AB GLOBAL RISK ALLOCATION FUND •	39

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

CGI Group, Inc. – Class A(c)	1,835	$66,885
Cognizant Technology Solutions Corp. – Class A(c)	1,222	65,976
Computer Sciences Corp.	1,014	64,267
Computershare Ltd.	1,944	19,070
Fidelity National Information Services, Inc.	1,822	111,488
Fiserv, Inc.(c)	1,542	110,238
FleetCor Technologies, Inc.(c)	383	58,174
Fujitsu Ltd.	2,000	11,432
International Business Machines Corp.	619	100,383
Itochu Techno-Solutions Corp.	500	19,579
MasterCard, Inc. – Class A	1,049	91,567
Nomura Research Institute Ltd.	400	12,438
NTT Data Corp.	600	22,888
Otsuka Corp.	400	13,785
Paychex, Inc.	2,183	103,496
Shanghai Baosight Software Co., Ltd.	195,421	487,509
Teradata Corp.(c)	1,270	57,328
Total System Services, Inc.	2,483	81,914
Vantiv, Inc. – Class A(c)	2,069	69,808
Visa, Inc. – Class A	379	97,854
Western Union Co. (The) – Class W	4,110	76,364
Xerox Corp.	5,334	74,463

		2,235,437

Semiconductors & Semiconductor Equipment – 0.3%
Advantest Corp.	1,500	17,964
Altera Corp.	1,908	71,779
Analog Devices, Inc.	1,383	75,567
Applied Materials, Inc.	2,114	50,842
ARM Holdings PLC	3,323	47,337
ASM Pacific Technology Ltd.	1,500	15,247
ASML Holding NV	516	54,502
Avago Technologies Ltd.	534	49,876
Broadcom Corp. – Class A	1,550	66,852
Cree, Inc.(c)(d)	1,234	44,844
Infineon Technologies AG	4,630	45,273
Intel Corp.	1,957	72,898
KLA-Tencor Corp.	1,019	70,759
Lam Research Corp.	752	62,145
Linear Technology Corp.	1,542	70,978
Marvell Technology Group Ltd.	3,598	51,523
Maxim Integrated Products, Inc.	2,326	68,780
Microchip Technology, Inc.(d)	1,520	68,628
Micron Technology, Inc.(c)	1,176	42,277
NVIDIA Corp.	2,414	50,622
Rohm Co., Ltd.	300	19,432
STMicroelectronics NV	6,287	47,069

40	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Texas Instruments, Inc.	1,441	$78,419
Tokyo Electron Ltd.	200	13,938
Xilinx, Inc.	1,537	69,841

		1,327,392

Software – 0.4%
Activision Blizzard, Inc.	2,499	54,103
Adobe Systems, Inc.(c)	798	58,797
ANSYS, Inc.(c)	677	56,543
Autodesk, Inc.(c)	858	53,196
CA, Inc.	3,061	95,350
Citrix Systems, Inc.(c)	1,030	68,299
Dassault Systemes	1,052	68,709
Electronic Arts, Inc.(c)	1,300	57,109
FireEye, Inc.(c)(d)	1,843	55,825
Gemalto NV	486	41,322
GungHo Online Entertainment, Inc.	3,900	14,626
Intuit, Inc.	774	72,655
Konami Corp.	700	13,203
Microsoft Corp.	1,856	88,735
NetSuite, Inc.(c)	579	61,229
Nexon Co., Ltd.	1,700	16,060
Nintendo Co., Ltd.	100	11,611
Nuance Communications, Inc.(c)	2,817	42,621
Open Text Corp.	1,148	67,966
Oracle Corp.	1,999	84,778
Oracle Corp. Japan	400	15,067
Red Hat, Inc.(c)	897	55,749
Sage Group PLC (The)	10,545	66,979
Salesforce.com, Inc.(c)	760	45,501
SAP SE	789	55,612
ServiceNow, Inc.(c)	945	60,442
Symantec Corp.	2,655	69,269
Synopsys, Inc.(c)	2,074	89,991
Trend Micro, Inc./Japan	400	12,152
VMware, Inc. – Class A(c)	762	67,026
Workday, Inc. – Class A(c)	661	57,540
Xero Ltd.(c)	1,198	15,920

		1,693,985

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	735	87,414
BlackBerry Ltd.(c)	2,949	30,560
Brother Industries Ltd.	900	16,799
Canon, Inc.	1,000	31,932
EMC Corp./MA	2,492	75,632
Hewlett-Packard Co.	1,839	71,831
Konica Minolta, Inc.	1,200	13,985
NEC Corp.	4,000	12,555

AB GLOBAL RISK ALLOCATION FUND •	41

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

NetApp, Inc.	1,483	$63,102
Ricoh Co., Ltd.	1,800	19,518
SanDisk Corp.	592	61,248
Seagate Technology PLC	989	65,383
Seiko Epson Corp.	300	14,523
Western Digital Corp.	667	68,881

		633,363

		10,246,831

Health Care – 2.3%
Biotechnology – 0.2%
Actelion Ltd. (REG)(c)	523	62,013
Alexion Pharmaceuticals, Inc.(c)	296	57,690
Amgen, Inc.	495	81,828
Biogen Idec, Inc.(c)	188	57,846
BioMarin Pharmaceutical, Inc.(c)	666	59,754
Celgene Corp.(c)	550	62,529
CSL Ltd.	811	56,881
Gilead Sciences, Inc.(c)	462	46,348
Grifols SA	1,524	67,861
Pharmacyclics, Inc.(c)	548	76,386
Regeneron Pharmaceuticals, Inc.(c)	146	60,752
Vertex Pharmaceuticals, Inc.(c)	399	47,034

		736,922

Health Care Equipment & Supplies – 0.5%
Abbott Laboratories	2,296	102,195
Baxter International, Inc.	1,577	115,121
Becton Dickinson and Co.	940	131,910
Boston Scientific Corp.(c)	5,335	68,662
CareFusion Corp.(c)	813	48,105
Cochlear Ltd.	690	40,791
Coloplast A/S – Class B	894	77,622
Covidien PLC	434	43,834
CR Bard, Inc.	591	98,904
DENTSPLY International, Inc.	1,797	98,799
Edwards Lifesciences Corp.(c)	629	81,569
Elekta AB – Class B	6,353	64,752
Essilor International SA	851	95,547
Getinge AB – Class B	3,344	77,441
Hologic, Inc.(c)	2,096	56,173
Intuitive Surgical, Inc.(c)	122	63,168
Medtronic, Inc.	1,312	96,918
Olympus Corp.(c)	700	25,477
ResMed, Inc.(d)	1,259	66,979
Smith & Nephew PLC	4,656	80,620
Sonova Holding AG	593	89,673
St Jude Medical, Inc.	1,305	88,688
Stryker Corp.	1,144	106,289
Sysmex Corp.	1,000	43,016

42	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Terumo Corp.	1,100	$25,020
Varian Medical Systems, Inc.(c)	1,034	91,519
William Demant Holding A/S(c)	1,036	74,310
Zimmer Holdings, Inc.	864	97,019

		2,150,121

Health Care Providers & Services – 0.6%
Aetna, Inc.	949	82,791
Alfresa Holdings Corp.	3,500	40,278
AmerisourceBergen Corp. – Class A	1,082	98,516
Cardinal Health, Inc.	1,154	94,847
Catamaran Corp.(c)	1,503	75,932
Celesio AG	1,727	57,527
China National Accord Medicines Corp. Ltd. – Class B	67,683	331,345
CIGNA Corp.	868	89,308
DaVita HealthCare Partners, Inc.(c)	1,304	99,795
Express Scripts Holding Co.(c)	1,179	98,034
Fresenius Medical Care AG & Co. KGaA	1,317	97,204
Fresenius SE & Co. KGaA	1,725	93,454
HCA Holdings, Inc.(c)	1,036	72,199
Henry Schein, Inc.(c)	544	74,637
Humana, Inc.	545	75,194
Laboratory Corp. of America Holdings(c)	754	78,898
McKesson Corp.	419	88,308
Medipal Holdings Corp.	3,900	43,409
Miraca Holdings, Inc.	1,000	37,962
Omnicare, Inc.	1,396	98,167
Patterson Cos., Inc.	1,931	93,036
Quest Diagnostics, Inc.	1,088	71,057
Ramsay Health Care Ltd.	951	43,768
Ryman Healthcare Ltd.	7,231	45,414
Sonic Healthcare Ltd.	3,119	46,271
Suzuken Co., Ltd./Aichi Japan	1,600	40,976
UnitedHealth Group, Inc.	939	92,614
Universal Health Services, Inc. – Class B	704	73,652
WellPoint, Inc.	553	70,734

		2,405,327

Health Care Technology – 0.0%
Cerner Corp.(c)	1,277	82,239
M3, Inc.	2,600	44,634

		126,873

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	1,652	70,607
Illumina, Inc.(c)	274	52,304
Lonza Group AG(c)	649	76,324
Mettler-Toledo International, Inc.(c)	276	80,940
QIAGEN NV(c)	3,494	83,385
Quintiles Transnational Holdings, Inc.(c)	1,220	70,540

AB GLOBAL RISK ALLOCATION FUND •	43

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Thermo Fisher Scientific, Inc.	729	$94,252
Waters Corp.(c)	738	85,534

		613,886

Pharmaceuticals – 0.8%
AbbVie, Inc.	1,188	82,210
Actavis PLC(c)	248	67,111
Allergan, Inc./United States	241	51,548
Astellas Pharma, Inc.	2,800	40,288
AstraZeneca PLC	970	71,977
Bayer AG	524	78,780
Bristol-Myers Squibb Co.	1,182	69,797
Chugai Pharmaceutical Co., Ltd.	1,500	40,580
Daiichi Sankyo Co., Ltd.	3,900	57,547
Eisai Co., Ltd.	1,400	50,207
Eli Lilly & Co.	1,575	107,289
Endo International PLC(c)	1,045	76,463
GlaxoSmithKline PLC	4,594	106,577
Hisamitsu Pharmaceutical Co., Inc.	1,300	39,522
Hospira, Inc.(c)	1,216	72,522
Johnson & Johnson	1,229	133,039
Kyowa Hakko Kirin Co., Ltd.	4,000	43,533
Mallinckrodt PLC(c)	763	70,364
Merck & Co., Inc.	1,772	107,029
Merck KGaA	818	81,327
Mitsubishi Tanabe Pharma Corp.	2,800	42,765
Mylan, Inc./PA(c)	1,197	70,156
Novartis AG	1,148	111,014
Novo Nordisk A/S – Class B	1,851	84,250
Ono Pharmaceutical Co., Ltd.	400	34,206
Orion Oyj – Class B	2,245	76,969
Otsuka Holdings Co., Ltd.	1,200	37,881
Perrigo Co. PLC	462	74,008
Pfizer, Inc.	4,106	127,902
Roche Holding AG	364	108,924
Sanofi	921	88,950
Santen Pharmaceutical Co., Ltd.	700	39,140
Shanghai Shenqi Pharmaceutical Investment Management Co., Ltd. – Class B(c)	228,150	428,466
Shionogi & Co., Ltd.	1,700	42,287
Shire PLC	930	66,290
Sumitomo Dainippon Pharma Co., Ltd.	3,700	38,267
Taisho Pharmaceutical Holdings Co., Ltd.	600	37,123
Takeda Pharmaceutical Co., Ltd.	1,400	58,658
UCB SA	811	63,554
Valeant Pharmaceuticals International, Inc.(c)	269	39,144
Zoetis, Inc.	2,102	94,443

		3,212,107

		9,245,236

44	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.2%
Chemicals – 1.1%
Agrium, Inc. (Toronto)	1,034	$99,810
Air Liquide SA	486	61,188
Air Products & Chemicals, Inc.	657	94,496
Air Water, Inc.	1,000	16,240
Airgas, Inc.	888	102,679
Akzo Nobel NV	747	51,594
Albemarle Corp.(d)	1,216	71,793
Arkema SA	567	38,573
Asahi Kasei Corp.	2,000	17,389
Ashland, Inc.	795	90,670
BASF SE	566	51,294
Celanese Corp. – Series A	1,483	89,084
CF Industries Holdings, Inc.	304	81,518
Croda International PLC	1,263	48,377
Daicel Corp.	2,000	23,002
Danhua Chemical Technology Co., Ltd. – Class B(c)	432,597	229,709
Dow Chemical Co. (The)	1,569	76,363
Eastman Chemical Co.	1,039	86,154
Ecolab, Inc.	1,004	109,386
EI du Pont de Nemours & Co.	1,806	128,948
EMS-Chemie Holding AG (REG)	127	47,051
FMC Corp.	1,708	92,915
Fuchs Petrolub SE (Preference Shares)	1,303	53,797
Givaudan SA(c)	42	74,818
Hitachi Chemical Co., Ltd.	1,000	18,518
Hubei Sanonda Co., Ltd. – Class B	345,171	419,711
Incitec Pivot Ltd.	6,857	16,607
International Flavors & Fragrances, Inc.	1,187	120,089
Johnson Matthey PLC	1,255	65,066
JSR Corp.	1,100	19,673
K&S AG	1,505	45,123
Kaneka Corp.	3,000	15,896
Kansai Paint Co., Ltd.	1,000	15,939
Koninklijke DSM NV	819	53,842
Kuraray Co., Ltd.	2,700	32,902
Lanxess AG	764	37,897
Linde AG	308	57,972
LyondellBasell Industries NV – Class A	794	62,615
Methanex Corp.	1,334	67,103
Mitsubishi Chemical Holdings Corp.	4,400	22,685
Mitsubishi Gas Chemical Co., Inc.	3,000	17,167
Mitsui Chemicals, Inc.	6,000	16,801
Monsanto Co.	1,062	127,344
Mosaic Co. (The)	2,331	106,690
Nippon Paint Holdings Co., Ltd.	1,000	25,847
Nitto Denko Corp.	400	21,116

AB GLOBAL RISK ALLOCATION FUND •	45

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Novozymes A/S – Class B	1,007	$44,268
Orica Ltd.	967	14,934
Potash Corp. of Saskatchewan, Inc.	3,100	106,568
PPG Industries, Inc.	456	99,782
Praxair, Inc.	992	127,353
Shanghai Chlor-Alkali Chemical Co., Ltd. – Class B	581,516	285,990
Sherwin-Williams Co. (The)	505	123,654
Shin-Etsu Chemical Co., Ltd.	400	26,939
Sigma-Aldrich Corp.	214	29,232
Sika AG	14	53,235
Solvay SA	356	48,896
Sumitomo Chemical Co., Ltd.	5,000	18,921
Syngenta AG	188	61,941
Taiyo Nippon Sanso Corp.	2,000	23,536
Teijin Ltd.	7,000	18,957
Toray Industries, Inc.	4,000	31,481
Umicore SA	1,364	55,419
Westlake Chemical Corp.	1,122	71,359
Yara International ASA	1,083	45,948

		4,511,864

Construction Materials – 0.3%
Boral Ltd.	4,948	20,560
CRH PLC	1,805	42,515
CSG Holding Co., Ltd. – Class B	326,515	242,089
Fletcher Building Ltd.	2,862	18,376
HeidelbergCement AG	656	49,655
Holcim Ltd.(c)	741	54,707
Imerys SA	872	65,958
James Hardie Industries PLC	1,760	18,097
Lafarge SA	665	47,290
Martin Marietta Materials, Inc.	693	83,188
Shanghai Yaohua Pilkington Glass Group Co., Ltd. – Class B	470,968	299,672
Taiheiyo Cement Corp.	5,000	15,658
Vulcan Materials Co.	1,127	74,495

		1,032,260

Containers & Packaging – 0.2%
Amcor Ltd./Australia	1,825	18,853
Avery Dennison Corp.	1,436	71,096
Ball Corp.	1,792	120,189
Crown Holdings, Inc.(c)	2,231	110,435
MeadWestvaco Corp.	1,777	79,610
Owens-Illinois, Inc.(c)	3,002	76,971
Rexam PLC	8,365	59,038
Rock-Tenn Co. – Class A	1,262	71,694
Sealed Air Corp.	2,004	79,218
Toyo Seikan Group Holdings Ltd.	1,800	21,774

		708,878

46	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.4%
Agnico Eagle Mines Ltd.	1,945	$45,381
Alcoa, Inc.	3,784	65,425
Alumina Ltd.(c)	9,305	13,188
Anglo American PLC	1,742	35,886
Antofagasta PLC	3,146	36,123
ArcelorMittal (Euronext Amsterdam)	2,889	35,376
Barrick Gold Corp.	4,634	54,870
BHP Billiton Ltd.	756	19,603
BHP Billiton PLC	1,805	42,522
Boliden AB	2,743	46,315
Daido Steel Co., Ltd.	5,000	18,191
Eldorado Gold Corp.	7,203	44,912
First Quantum Minerals Ltd.	5,247	85,347
Fortescue Metals Group Ltd.	3,328	8,304
Franco-Nevada Corp.	1,272	63,639
Freeport-McMoRan, Inc.	2,640	70,884
Fresnillo PLC	4,111	45,524
Glencore PLC(c)	8,260	41,255
Goldcorp, Inc.	2,974	58,258
Hitachi Metals Ltd.	1,000	17,281
Iluka Resources Ltd.	2,837	16,536
JFE Holdings, Inc.	1,100	23,434
Kinross Gold Corp.(c)	35,840	99,355
Kobe Steel Ltd.	13,000	20,697
Maruichi Steel Tube Ltd.	800	17,557
Mitsubishi Materials Corp.	6,000	18,832
New Gold, Inc.(c)	20,731	82,670
Newcrest Mining Ltd.(c)	1,653	14,338
Newmont Mining Corp.	3,179	58,494
Nippon Steel & Sumitomo Metal Corp.	9,000	23,185
Norsk Hydro ASA	8,302	48,489
Nucor Corp.	1,683	90,259
Randgold Resources Ltd.	597	39,031
Rio Tinto Ltd.	398	19,943
Rio Tinto PLC	897	41,695
Silver Wheaton Corp.	2,509	49,544
Sumitomo Metal Mining Co., Ltd.	1,000	15,307
Teck Resources Ltd. – Class B	3,587	55,334
ThyssenKrupp AG(c)	1,736	45,856
Turquoise Hill Resources Ltd.(c)	22,737	73,967
Voestalpine AG	1,139	47,301
Yamana Gold, Inc.	10,114	36,529
Yamato Kogyo Co., Ltd.	600	16,840

		1,803,477

Paper & Forest Products – 0.2%
International Paper Co.	1,539	82,829
OJI Holdings Corp.	6,000	21,023

AB GLOBAL RISK ALLOCATION FUND •	47

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Shandong Chenming Paper Holdings Ltd. – Class B	800,851	$404,801
Stora Enso Oyj – Class R	5,456	48,306
UPM-Kymmene Oyj	2,687	44,567

		601,526

		8,658,005

Energy – 1.4%
Energy Equipment & Services – 0.3%
Aker Solutions ASA(a)(c)	9,552	57,322
Amec Foster Wheeler PLC	5,968	86,914
Baker Hughes, Inc.	754	42,978
Cameron International Corp.(c)	754	38,665
Core Laboratories NV	269	34,655
Diamond Offshore Drilling, Inc.(d)	710	20,853
Ensco PLC – Class A	983	33,225
FMC Technologies, Inc.(c)	853	40,748
Fugro NV	3,932	90,109
Halliburton Co.	700	29,540
Helmerich & Payne, Inc.	427	29,698
Nabors Industries Ltd.	1,651	21,661
National Oilwell Varco, Inc.	607	40,693
Noble Corp. PLC(d)	1,824	32,814
Oceaneering International, Inc.	698	43,772
Petrofac Ltd.	3,326	42,760
Saipem SpA(c)	3,051	43,660
Schlumberger Ltd.	487	41,858
Seadrill Ltd.	2,121	30,288
Subsea 7 SA	5,600	55,819
Superior Energy Services, Inc.	1,558	30,085
Technip SA	807	52,456
Tenaris SA	3,563	58,725
Transocean Ltd. (Zurich)	1,491	31,255
Weatherford International PLC(c)	1,898	24,864
WorleyParsons Ltd.	3,567	33,670

		1,089,087

Oil, Gas & Consumable Fuels – 1.1%
AltaGas Ltd.	903	33,467
Anadarko Petroleum Corp.	416	32,926
Antero Resources Corp.(c)(d)	687	32,234
Apache Corp.	550	35,250
ARC Resources Ltd.	1,567	37,054
Athabasca Oil Corp.(c)	12,692	28,192
Baytex Energy Corp.	1,170	24,751
BG Group PLC	4,130	58,005
BP PLC	12,016	78,675
Cabot Oil & Gas Corp.	1,171	38,690
Caltex Australia Ltd.	1,641	42,156
Cameco Corp.	2,561	47,614

48	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Canadian Natural Resources Ltd.	1,159	$38,475
Canadian Oil Sands Ltd.	2,502	31,814
Cenovus Energy, Inc.	1,863	41,822
Cheniere Energy, Inc.(c)	389	25,670
Chesapeake Energy Corp.	1,481	30,005
Chevron Corp.	529	57,592
Cimarex Energy Co.	294	30,855
Cobalt International Energy, Inc.(c)	1,360	12,240
Concho Resources, Inc.(c)	296	28,194
ConocoPhillips	771	50,940
CONSOL Energy, Inc.	1,220	47,739
Continental Resources, Inc./OK(c)	566	23,195
Crescent Point Energy Corp.	1,135	29,459
Denbury Resources, Inc.	2,885	23,830
Devon Energy Corp.	692	40,807
Enbridge, Inc.	1,336	61,338
EnCana Corp.	2,131	33,582
Energen Corp.	539	32,189
Enerplus Corp.	2,635	34,196
ENI SpA	3,466	69,003
EOG Resources, Inc.	380	32,954
EQT Corp.	395	35,937
Exxon Mobil Corp.	693	62,744
Galp Energia SGPS SA	4,516	55,050
Hess Corp.	514	37,486
HollyFrontier Corp.	1,008	41,147
Husky Energy, Inc.	1,563	33,051
Idemitsu Kosan Co., Ltd.	2,400	40,966
Imperial Oil Ltd.	779	33,776
Inpex Corp.	3,100	32,834
Inter Pipeline Ltd.	1,159	33,062
JX Holdings, Inc.	11,700	43,535
Keyera Corp.	458	34,041
Kinder Morgan, Inc./DE(d)	2,426	100,307
Koninklijke Vopak NV	1,424	71,498
Lundin Petroleum AB(c)	4,604	64,877
Marathon Oil Corp.	1,342	38,811
Marathon Petroleum Corp.	482	43,423
MEG Energy Corp.(c)	1,624	26,373
Murphy Oil Corp.	927	44,885
Neste Oil Oyj	2,976	70,606
Noble Energy, Inc.	722	35,508
Occidental Petroleum Corp.	602	48,022
OMV AG	2,475	71,598
ONEOK, Inc.	885	47,932
Origin Energy Ltd.	3,937	40,968
Pacific Rubiales Energy Corp.	2,381	23,008
Peabody Energy Corp.(d)	2,264	22,889
Pembina Pipeline Corp.	517	17,615

AB GLOBAL RISK ALLOCATION FUND •	49

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Pengrowth Energy Corp.	7,754	$25,225
Penn West Petroleum Ltd.	4,487	15,970
Petroleo Brasileiro SA (ADR)	97,720	949,838
Peyto Exploration & Development Corp.	1,296	38,058
Phillips 66	627	45,784
Pioneer Natural Resources Co.	179	25,638
QEP Resources, Inc.	1,317	26,919
Range Resources Corp.	572	37,552
Repsol SA	3,741	83,984
Royal Dutch Shell PLC – Class A	2,482	82,588
Royal Dutch Shell PLC – Class B	2,369	82,169
Santos Ltd.	4,234	36,322
Showa Shell Sekiyu KK	5,300	44,202
Southwestern Energy Co.(c)	1,105	35,559
Spectra Energy Corp.	1,477	55,949
Statoil ASA	3,558	67,355
Suncor Energy, Inc. (Toronto)	1,350	42,631
Talisman Energy, Inc.	3,594	17,129
Tesoro Corp.	503	38,540
TonenGeneral Sekiyu KK	6,000	50,232
Total SA	1,180	65,847
Tourmaline Oil Corp.(c)	1,037	34,461
TransCanada Corp.	900	42,855
Tullow Oil PLC	6,719	44,568
Valero Energy Corp.	880	42,777
Vermilion Energy, Inc.	675	31,451
Whiting Petroleum Corp.(c)	459	19,172
Williams Cos., Inc. (The)	677	35,035
Woodside Petroleum Ltd.	1,265	38,443

		4,673,115

		5,762,202

Utilities – 1.1%
Electric Utilities – 0.5%
American Electric Power Co., Inc.	1,069	61,521
AusNet Services	27,942	31,382
Cheung Kong Infrastructure Holdings Ltd.	5,000	37,065
Chubu Electric Power Co., Inc.(c)	2,300	26,872
Chugoku Electric Power Co., Inc. (The)	2,200	28,376
CLP Holdings Ltd.	7,000	60,812
Contact Energy Ltd.	6,793	32,662
Duke Energy Corp.	844	68,280
Edison International	975	61,971
EDP - Energias de Portugal SA	18,280	74,987
Electricite de France SA	2,302	68,905
Enel SpA	11,695	56,416
Entergy Corp.	722	60,576
Exelon Corp.	1,321	47,780
FirstEnergy Corp.	1,626	59,967

50	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Fortis, Inc./Canada	1,691	$60,054
Fortum Oyj	3,769	94,548
Hokuriku Electric Power Co.	2,500	31,966
Iberdrola SA	14,115	104,377
Kansai Electric Power Co., Inc. (The)(c)	2,400	24,073
Kyushu Electric Power Co., Inc.(c)	2,400	24,583
NextEra Energy, Inc.	601	62,738
Northeast Utilities	1,351	68,415
OGE Energy Corp.	1,367	48,788
Pepco Holdings, Inc.	2,192	60,280
Pinnacle West Capital Corp.	1,000	63,230
Power Assets Holdings Ltd.	4,000	38,159
PPL Corp.	1,956	69,497
Red Electrica Corp. SA	905	82,849
Shikoku Electric Power Co., Inc.(c)	2,400	29,987
Southern Co. (The)	1,518	71,999
SSE PLC	3,818	97,710
Terna Rete Elettrica Nazionale SpA	17,890	86,449
Tohoku Electric Power Co., Inc.	2,100	24,313
Tokyo Electric Power Co., Inc.(c)	7,100	25,926
Xcel Energy, Inc.	1,894	64,282

		2,011,795

Gas Utilities – 0.1%
APA Group	4,903	32,787
Enagas SA	2,452	81,978
Gas Natural SDG SA	2,408	68,213
Hong Kong & China Gas Co., Ltd.	20,800	49,194
Osaka Gas Co., Ltd.	10,000	38,203
Snam SpA	14,525	77,012
Toho Gas Co., Ltd.	6,000	31,486
Tokyo Gas Co., Ltd.	7,000	38,157

		417,030

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	3,403	47,199
Calpine Corp.(c)	1,584	36,369
Electric Power Development Co., Ltd.	903	31,233
Enel Green Power SpA	30,879	74,266
NRG Energy, Inc.	941	29,416
TransAlta Corp.	6,137	59,787

		278,270

Multi-Utilities – 0.4%
AGL Energy Ltd.	4,027	44,922
Alliant Energy Corp.	1,128	70,917
Ameren Corp.	1,527	65,829
Atco Ltd./Canada – Class I	1,438	59,985
Canadian Utilities Ltd. – Class A	1,712	59,826
CenterPoint Energy, Inc.	2,152	51,519

AB GLOBAL RISK ALLOCATION FUND •	51

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Centrica PLC	21,906	$97,312
CMS Energy Corp.	1,714	56,733
Consolidated Edison, Inc.	1,154	72,875
Dominion Resources, Inc./VA	892	64,715
DTE Energy Co.	543	44,233
E.ON SE	3,826	67,742
GDF Suez	2,926	72,113
Integrys Energy Group, Inc.	1,032	75,171
MDU Resources Group, Inc.	1,826	44,774
National Grid PLC	7,503	108,945
NiSource, Inc.	1,346	56,317
PG&E Corp.	1,317	66,508
Public Service Enterprise Group, Inc.	1,395	58,283
RWE AG	1,572	56,913
SCANA Corp.	1,257	71,687
Sempra Energy	442	49,385
Suez Environnement Co.	3,858	68,435
United Utilities Group PLC	6,785	95,753
Veolia Environnement SA	3,666	66,930
Wisconsin Energy Corp.	1,260	62,244

		1,710,066

Water Utilities – 0.0%
American Water Works Co., Inc.	891	47,268
Severn Trent PLC	2,941	93,787

		141,055

		4,558,216

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	3,014	106,635
BCE, Inc.	2,863	133,548
Belgacom SA	1,813	71,576
BT Group PLC	9,805	62,772
CenturyLink, Inc.	1,930	78,686
Deutsche Telekom AG	4,060	68,991
Elisa Oyj	2,629	76,137
Frontier Communications Corp.	7,777	54,828
HKT Trust & HKT Ltd.	13,000	16,258
Iliad SA	160	39,293
Inmarsat PLC	4,494	55,704
Koninklijke KPN NV	14,151	47,055
Level 3 Communications, Inc.(c)	937	46,850
Nippon Telegraph & Telephone Corp.	300	16,042
Orange SA	3,166	55,793
PCCW Ltd.	24,000	15,978
Singapore Telecommunications Ltd.	5,000	14,914
Spark New Zealand Ltd	6,378	15,299
Swisscom AG	135	81,936

52	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

TDC A/S		7,998	$64,684
Telecom Italia SpA (ordinary shares)(c)		28,505	32,106
Telecom Italia SpA (savings shares)		37,132	32,896
Telefonica Deutschland Holding AG(c)		8,543	44,745
Telefonica SA		3,955	63,399
Telenor ASA		2,895	61,135
TeliaSonera AB		11,286	80,526
Telstra Corp., Ltd.		5,618	27,184
TELUS Corp.		639	24,185
TELUS Corp.		1,989	75,281
TPG Telecom Ltd.		2,410	15,187
Verizon Communications, Inc.		2,187	110,640
Vivendi SA(c)		2,843	72,299
Windstream Holdings, Inc.		4,637	46,880
Ziggo NV(c)		1,015	45,450

			1,854,892

Wireless Telecommunication Services – 0.1%
KDDI Corp.		260	16,650
Millicom International Cellular SA		661	54,939
NTT DoCoMo, Inc.		1,400	21,847
Rogers Communications, Inc. – Class B		2,294	91,820
SBA Communications Corp. – Class A(c)		656	79,816
SoftBank Corp.		200	13,324
Sprint Corp.(c)		5,648	28,918
StarHub Ltd.		5,000	15,868
T-Mobile US, Inc.(c)		1,719	50,178
Tele2 AB – Class B		5,064	65,561
Vodafone Group PLC		16,273	59,564

			498,485

			2,353,377

Total Common Stocks (cost $80,635,111)			87,336,516

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 13.3%
Australia – 4.0%
Australia Government Bond Series 124 5.75%, 5/15/21	AUD	9,990	10,001,595
Series 138 3.25%, 4/21/29(a)		7,175	6,047,270

			16,048,865

AB GLOBAL RISK ALLOCATION FUND •	53

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Zealand – 4.9%
New Zealand Government Bond Series 423 5.50%, 4/15/23(a)	NZD	10,425	$9,093,333
Series 521 6.00%, 5/15/21(a)		11,935	10,516,532

			19,609,865

Norway – 4.4%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	109,785	17,705,315

Total Governments – Treasuries (cost $58,225,430)			53,364,045

		Shares
INVESTMENT COMPANIES – 2.1%
Funds and Investment Trusts – 2.1%
iShares Core MSCI Emerging Markets ETF		90,009	4,480,648
iShares MSCI Emerging Markets ETF		91,475	3,796,213

Total Investment Companies (cost $8,474,934)			8,276,861

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 1.7%
Agency Fixed Rate 30-Year – 1.7%
Federal National Mortgage Association 3.00%, 8/01/43-12/01/43	U.S.$	3,545	3,586,918
3.50%, 1/01/45, TBA		3,114	3,235,979

Total Mortgage Pass-Throughs (cost $6,674,716)			6,822,897

		Shares
PREFERRED STOCKS – 1.4%
Financials – 1.4%
Real Estate Investment Trusts (REITs) – 1.4%
Apartment Investment & Management Co. 6.875%		42,000	1,086,540
Hersha Hospitality Trust Series C 6.875%(d)		60,000	1,536,000

54	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Pebblebrook Hotel Trust 6.50%		65,950	$1,661,610
Sabra Health Care REIT, Inc. Series A 7.125%(d)		53,175	1,402,225

			5,686,375

Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls Royce Hldgs – Class C 0.00%(c)	GBP	127,080	199

Total Preferred Stocks (cost $5,528,329)			5,686,574

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Dec 2014, Exercise Price: $ 201.00(c)(g)		2,772	256,410

Options on Indices – 0.0%
Euro Stoxx 50 Index Expiration: Dec 2014, Exercise Price: EUR 3,150.00(c)(h)		749	189,062

		Notional Amount (000)
Swaptions – 0.0%
IRS RTP Swaption, Deutsche Bank AG, Expiration: Dec 2014, Pay 2.77%, Receive 3-month LIBOR (BBA)(c)		20,000	1

Total Options Purchased – Puts (premiums paid $795,465)			445,473

OPTIONS PURCHASED – CALLS – 0.0%
Swaptions – 0.0%
IRS RTR Swaption, HSBC Bank USA, Expiration: Dec 2014, Pay 3-month LIBOR (BBA), Receive 2.27%(c) (premiums paid $24,000)		20,000	27,926

		Shares
RIGHTS – 0.0%
Consumer Discretionary – 0.0%
Hotels, Restaurants & Leisure – 0.0%
Shangri-La Asia Ltd., expiring 12/15/14(c)		1,143	50

Multiline Retail – 0.0%
Harvey Norman Holdings Ltd., expiring 12/15/14(c)		177	271

			321

AB GLOBAL RISK ALLOCATION FUND •	55

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 0.0%
Banks – 0.0%
CaixaBank SA, expiring 12/09/14(c)	3,113	$209

Materials – 0.0%
Chemicals – 0.0%
Arkema SA, , expiring 12/03/14(c)	567	1,668

Total Rights (cost $194)		2,198

SHORT-TERM INVESTMENTS – 24.0%
Investment Companies – 24.0%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(i)(j) (cost $96,229,158)	96,229,158	96,229,158

Total Investments Before Security Lending Collateral for Securities Loaned – 93.5% (cost $375,629,477)		374,618,187

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
Investment Companies – 0.3%
AB Exchange Reserves – Class I, 0.07%(i)(j) (cost $1,317,602)	1,317,602	1,317,602

Total Investments – 93.8% (cost $376,947,079)		375,935,789
Other assets less liabilities – 6.2%		25,015,831

Net Assets – 100.0%		$400,951,620

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	15	December 2014	$1,246,147	$1,052,250	$(193,897)
Cattle Feeder Futures	19	January 2015	2,008,841	2,195,213	186,372
Cocoa Futures	74	March 2015	2,294,591	2,103,820	(190,771)
Coff Robusta Futures	61	January 2015	1,305,683	1,265,140	(40,543)
Coffee C Futures	15	March 2015	1,191,366	1,054,406	(136,960)
Copper London Metal Exchang Futures	15	January 2015	2,495,208	2,391,750	(103,458)
Corn Futures	112	March 2015	2,103,687	2,177,000	73,313
Cotton No. 2 Futures	87	March 2015	2,697,854	2,613,480	(84,374)

56	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2014	Unrealized Appreciation/ (Depreciation)
Crude Palm oil Futures	72	February 2015	$1,189,561	$1,155,832	$(33,729)
Euro STOXX 50 Index Futures	729	December 2014	27,480,055	29,406,054	1,925,999
Euro-Bund Futures	52	December 2014	9,798,564	9,883,190	84,626
Euro-Buxl 30 Yr Bond Futures	62	December 2014	11,444,310	11,562,544	118,234
Gas Oil (ICE) Futures	18	January 2015	1,550,258	1,177,650	(372,608)
Gasoline Rbob Futures	20	December 2014	1,705,224	1,535,184	(170,040)
Gold 100 OZ Futures	18	February 2015	2,138,984	2,115,900	(23,084)
KC HRW Wheat Futures	42	March 2015	1,245,425	1,344,000	98,575
Lead London Metal Exchange Futures	32	January 2015	1,670,734	1,621,800	(48,934)
Lean Hogs Futures	83	February 2015	3,040,060	2,929,070	(110,990)
Live Cattle Futures	9	February 2015	596,457	609,210	12,753
Live Cattle Futures	44	June 2015	2,659,031	2,838,880	179,849
Long GILT Futures	250	March 2015	45,435,060	45,899,360	464,301
MSCI Emerging Market Mini Futures	303	December 2014	15,247,459	15,124,245	(123,214)
Natural Gas Futures	8	December 2014	333,164	327,040	(6,124)
Natural Gas Futures	18	March 2015	689,274	657,720	(31,554)
Nickel London Metal Exchange Futures	18	January 2015	1,744,638	1,755,756	11,118
Nickel London Metal Exchange Futures	5	March 2015	492,311	488,760	(3,551)
Nikkei 225 (CME) Futures	82	December 2014	6,636,292	7,162,700	526,408
NY Harb ULSD Futures	6	December 2014	601,061	544,623	(56,438)
NY Harb ULSD Futures	12	January 2015	1,451,151	1,081,130	(370,021)
Palladium Futures	16	March 2015	1,234,457	1,301,280	66,823
Platinum Futures	56	January 2015	3,801,962	3,391,640	(410,322)
PRI Aluminum London Metal Exchange Futures	67	January 2015	3,241,699	3,362,563	120,864
S&P 500 E Mini Futures	417	December 2014	41,134,147	43,082,355	1,948,208
S&P TSX 60 Index Futures	11	December 2014	1,649,607	1,658,225	8,618
Silver Futures	17	March 2015	1,375,852	1,322,260	(53,592)
Soybean Futures	24	January 2015	1,153,271	1,219,200	65,929
Soybean Meal Futures	26	January 2015	835,197	952,380	117,183
Soybean Meal Futures	23	March 2015	753,350	807,530	54,180
Soybean Oil Futures	63	January 2015	1,244,280	1,220,562	(23,718)
Sugar 11 (World) Futures	77	February 2015	1,385,090	1,344,482	(40,608)
U.S. T-Note 10 Yr (CBT) Futures	529	March 2015	66,657,692	67,207,797	550,105

AB GLOBAL RISK ALLOCATION FUND •	57

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2014	Unrealized Appreciation/ (Depreciation)
Wheat (CBT) Futures	42	March 2015	$1,088,450	$1,214,850	$126,400
WTI Crude Futures	15	December 2014	1,163,887	992,250	(171,637)
WTI Crude Futures	15	May 2015	1,449,909	1,006,500	(443,409)
Zinc London Metal Exchange Futures	33	January 2015	1,867,386	1,825,106	(42,280)
Sold Contracts
10 Yr Mini Japan Government Bond Futures	132	December 2014	16,183,891	16,338,357	(154,466)
10 Yr Canadian Bond Futures	53	March 2015	6,296,739	6,383,638	(86,899)
Brent Crude Futures	11	December 2014	868,260	771,650	96,610
Brent Crude Oil Futures	15	May 2015	1,601,733	1,091,100	510,633
Cattle Feeder Futures	8	January 2015	912,776	924,300	(11,524)
Copper London Metal Exchang Futures	1	January 2015	164,048	159,450	4,598
Euro-BTP Futures	44	December 2014	7,109,883	7,332,476	(222,593)
Euro-Bund Futures	39	December 2014	7,215,646	7,412,393	(196,747)
Euro-OAT Futures	44	December 2014	7,841,479	8,055,219	(213,740)
FTSE China Futures	661	December 2014	5,177,512	5,605,280	(427,768)
Gas Oil Futures (ICE)	10	December 2014	843,655	656,750	186,905
Gold 100 OZ Futures	7	February 2015	838,583	822,850	15,733
KC HRW Wheat Futures	22	March 2015	662,168	704,000	(41,832)
Lead London Metal Exchange Futures	31	January 2015	1,571,725	1,571,119	606
Nickel London Metal Exchange Futures	7	January 2015	669,014	682,794	(13,780)
Nickel London Metal Exchange Futures	5	March 2015	485,389	488,760	(3,371)
PRI Aluminum London Metal Exchange Futures	6	January 2015	294,187	301,125	(6,938)
Sugar 11 (World) Futures	68	February 2015	1,260,824	1,187,334	73,489
U.S. T-Note 10 Yr (CBT) Futures	123	March 2015	15,498,780	15,626,766	(127,986)
Zinc London Metal Exchange Futures	11	January 2015	616,538	608,369	8,169

					$2,843,101

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	19,553	USD	18,056	12/15/14	$1,433,513
BNP Paribas SA	CHF	1,591	USD	1,708	12/15/14	61,020
Brown Brothers Harriman & Co.	USD	215	JPY	23,252	12/15/14	(18,624)
Credit Suisse International	USD	15,149	TRY	33,664	12/15/14	(32,949)

58	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	EUR	159	USD	210	12/15/14	$12,182
Deutsche Bank AG	USD	1,357	CAD	1,527	12/15/14	(22,257)
Goldman Sachs Bank USA	EUR	40,644	USD	52,660	12/15/14	2,117,989
Goldman Sachs Bank USA	GBP	2,516	USD	4,058	12/15/14	127,811
Goldman Sachs Bank USA	JPY	3,344,112	KRW	31,551,696	12/15/14	113,550
Goldman Sachs Bank USA	JPY	2,958,278	USD	28,019	12/15/14	3,094,046
Goldman Sachs Bank USA	KRW	15,775,848	JPY	1,643,318	12/15/14	882,450
Goldman Sachs Bank USA	KRW	15,775,848	JPY	1,643,318	12/15/14	(1,238,136)
Goldman Sachs Bank USA	NOK	124,726	USD	19,678	12/15/14	1,907,146
Goldman Sachs Bank USA	NZD	24,705	USD	20,260	12/15/14	903,361
Goldman Sachs Bank USA	TRY	63,967	USD	28,896	12/15/14	172,514
Goldman Sachs Bank USA	USD	14,391	JPY	1,696,739	12/15/14	(94,844)
Goldman Sachs Bank USA	EUR	156	USD	196	3/18/15	1,780
Goldman Sachs Bank USA	JPY	25,163	USD	222	3/18/15	9,861
JPMorgan Chase Bank	AUD	1,014	USD	880	12/15/14	17,534
JPMorgan Chase Bank	CAD	1,027	USD	905	12/15/14	6,840
JPMorgan Chase Bank	MXN	101,830	USD	7,533	12/15/14	220,571
JPMorgan Chase Bank	USD	3,135	CAD	3,543	12/15/14	(37,900)
Morgan Stanley Capital Services LLC	JPY	43,104	USD	410	12/15/14	47,322
Royal Bank of Scotland PLC	TRY	33,664	USD	14,861	12/15/14	(255,605)
Royal Bank of Scotland PLC	JPY	45,613	USD	406	12/15/14	21,762
Royal Bank of Scotland PLC	EUR	162	USD	202	3/18/15	196
Standard Chartered Bank	HKD	6,115	USD	789	12/15/14	634
Standard Chartered Bank	JPY	1,643,318	USD	14,698	12/15/14	852,285
Standard Chartered Bank	SGD	491	USD	391	12/15/14	14,100
Standard Chartered Bank	USD	7,552	MXN	101,830	12/15/14	(239,352)
State Street Bank & Trust Co.	AUD	99	USD	92	12/15/14	7,554
State Street Bank & Trust Co.	CAD	4,961	USD	4,519	12/15/14	182,310
State Street Bank & Trust Co.	CHF	157	USD	174	12/15/14	11,289
State Street Bank & Trust Co.	DKK	2,758	USD	480	12/15/14	18,717
State Street Bank & Trust Co.	EUR	13,111	USD	17,075	12/15/14	771,622
State Street Bank & Trust Co.	GBP	289	USD	472	12/15/14	20,157
State Street Bank & Trust Co.	JPY	873,057	USD	8,133	12/15/14	776,650
State Street Bank & Trust Co.	NZD	137	USD	112	12/15/14	5,018
State Street Bank & Trust Co.	SEK	140,579	USD	19,785	12/15/14	930,956
State Street Bank & Trust Co.	SGD	137	USD	109	12/15/14	4,149
State Street Bank & Trust Co.	TRY	17,720	USD	7,851	12/15/14	(106,178)
State Street Bank & Trust Co.	TRY	4,211	USD	1,904	12/15/14	13,120
State Street Bank & Trust Co.	USD	5,581	CAD	6,289	12/15/14	(82,569)
State Street Bank & Trust Co.	USD	17,221	EUR	13,849	12/15/14	831
State Street Bank & Trust Co.	USD	10,759	EUR	8,408	12/15/14	(303,629)
State Street Bank & Trust Co.	USD	257	GBP	161	12/15/14	(5,466)
State Street Bank & Trust Co.	USD	11,520	JPY	1,298,185	12/15/14	(582,082)
State Street Bank & Trust Co.	USD	8,240	SEK	60,512	12/15/14	(124,753)
State Street Bank & Trust Co.	USD	16,129	TRY	36,250	12/15/14	148,792
State Street Bank & Trust Co.	EUR	250	USD	311	3/18/15	28
State Street Bank & Trust Co.	GBP	152	USD	241	3/18/15	3,770
State Street Bank & Trust Co.	JPY	59,447	USD	516	3/18/15	14,564
UBS AG	CAD	22,676	USD	20,620	12/15/14	795,589
UBS AG	USD	696	CAD	764	12/15/14	(27,683)
UBS AG	USD	194	EUR	150	12/15/14	(7,502)
UBS AG	USD	180	JPY	19,243	12/15/14	(17,790)
UBS AG	AUD	191	USD	163	3/18/15	2,205
UBS AG	CAD	719	USD	633	3/18/15	5,428

						$12,533,897

AB GLOBAL RISK ALLOCATION FUND •	59

Consolidated Portfolio of Investments

INTEREST SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
IRS RTR Swaption	USD 3-month LIBOR (BBA)	Deutsche Bank AG	2.27%	12/05/14	$20,000	$24,000	$(27,926)
IRS RTP Swaption	USD 3-month LIBOR (BBA)	HSBC Bank USA	2.77	12/05/14	20,000	25,000	(1)

						$49,000	$(27,927)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro Stoxx 50 Index(h)	749	EUR	3,375.00	December 2014	$69,062	$(87,547)
SPDR S&P 500 ETF Trust(g)	2,772		$214.00	December 2014	37,315	(55,440)

					$106,377	$(142,987)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro Stoxx 50 Index(h)	749	EUR	3,050.00	December 2014	$144,549	$(76,370)
SPDR S&P 500 ETF Trust(g)	2,772	$	193.00	December 2014	153,737	(88,704)

					$298,286	$(165,074)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)	Premiums Received	Market Value
Call – BRL vs. USD	BRL	3.01	10/14/15	$58,400	$1,769,520	$(1,689,395)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)	NZD	280,540	10/29/16	3 Month BKBM	3.923%	$237,331
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	14,580	2/04/19	6 Month BBSW	3.653%	406,771
Credit Suisse Securities (USA) LLC/(CME Group)		3,540	2/28/19	6 Month BBSW	3.616%	92,776
Credit Suisse Securities (USA) LLC/(CME Group)		4,320	4/02/19	6 Month BBSW	3.730%	126,111

60	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)		82,830	10/27/19	6 Month BBSW	3.178%	$622,102
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	48,910	2/26/24	3 Month STIBOR	2.591%	921,040
Credit Suisse Securities (USA) LLC/(CME Group)		3,610	3/03/24	3 Month STIBOR	2.521%	63,854
Credit Suisse Securities (USA) LLC/(CME Group)		9,290	4/24/24	3 Month STIBOR	2.385%	143,936
Credit Suisse Securities (USA) LLC/(CME Group)		4,020	7/09/24	3 Month STIBOR	1.987%	38,601
Credit Suisse Securities (USA) LLC/(CME Group)	EUR	16,300	8/19/24	1.973%	6 Month EURIBOR	(590,151)
Credit Suisse Securities (USA) LLC/(CME Group)	$	21,900	8/19/24	3 Month LIBOR	3.514%	436,175
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	9,020	9/01/24	1.630%	3 Month STIBOR	(40,524)
Credit Suisse Securities (USA) LLC/(CME Group)	$	21,600	9/17/24	3 Month LIBOR	3.627%	526,222
Credit Suisse Securities (USA) LLC/(CME Group)	EUR	16,700	9/17/24	1.995%	6 Month EURIBOR	(608,018)
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	2,440	2/04/29	6 Month BBSW	4.765%	252,331
Credit Suisse Securities (USA) LLC/(CME Group)		1,210	2/28/29	6 Month BBSW	4.740%	120,886
Credit Suisse Securities (USA) LLC/(CME Group)		1,180	4/02/29	6 Month BBSW	4.778%	119,615
Credit Suisse Securities (USA) LLC/(CME Group)	CAD	27,730	10/23/29	3 Month CDOR	2.810%	325,464
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	1,360	10/27/29	6 Month BBSW	3.951%	24,713
Credit Suisse Securities (USA) LLC/(CME Group)	JPY	466,400	9/30/34	6 Month LIBOR	1.383%	102,154
Credit Suisse Securities (USA) LLC/(LCH Clearnet)	NZD	87,250	4/24/16	3 Month BKBM	4.055%	257,291

AB GLOBAL RISK ALLOCATION FUND •	61

Consolidated Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)	SEK	13,840	2/26/24	2.592%	3 Month STIBOR	$(269,650)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		5,000	4/14/24	2.403%	3 Month STIBOR	(78,871)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		3,930	4/24/24	2.385%	3 Month STIBOR	(60,889)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		5,340	6/18/24	2.124%	3 Month STIBOR	(61,595)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		10,780	9/18/24	1.800%	3 Month STIBOR	(70,583)

						$3,037,092

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2014	Notional Amount (000)	Market Value			Unrealized Appreciation/ (Depreciation)
Buy Contracts – (0.1)%
Credit Suisse Securities (USA) LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.33%	$4,240		$(349,119)		$(80,487)
Sale Contracts – 0.1%
Credit Suisse Securities (USA) LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.33	4,240		349,119		110,764

				$	– 0	–	$30,277

*	Termination date

62	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2014	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services LLC
iTRAXX-JAPAN Series 21, 5 Year, 6/20/19*	(1.00)%	0.54%		JPY	2,331,820	$(448,103)	$(371,739)	$(76,364)

Sale Contracts
Credit Suisse International
CDX-CMBX.NA, 1/17/47*	3.00	3.21	$		13,140	(194,367)	(259,885)	65,518
Deutsche Bank AG London
CDX-CMBX.NA, 5/11/63*	5.00	4.86			8,760	81,826	54,907	26,919

						$(560,644)	$(576,717)	$16,073

*	Termination date

†	Amount less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the aggregate market value of these securities amounted to $36,849,701 or 9.9% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	One contract relates to 100 shares.

(h)	One contract relates to 10 shares.

(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:
AUD – Australian Dollar	KRW – South Korean Won
CAD – Canadian Dollar	MXN – Mexican Peso
CHF – Swiss Franc	NOK – Norwegian Krone
DKK – Danish Krone	NZD – New Zealand Dollar
EUR – Euro	SEK – Swedish Krona
GBP – Great British Pound	SGD – Singapore Dollar
HKD – Hong Kong Dollar	TRY – Turkish Lira
JPY – Japanese Yen	USD – United States Dollar

AB GLOBAL RISK ALLOCATION FUND •	63

Consolidated Portfolio of Investments

Glossary:
ADR – American Depositary Receipt
BBA – British Bankers Association
BBSW – Bank Bill Swap Reference Rate (Australia)
BKBM – Bank Bill Benchmark (New Zealand)
BTP – Buoni del Tesoro Poliennali
CBT – Chicago Board of Trade
CDOR – Canadian Dealer Offered Rate
CDX-CMBX.NA – North American Commercial Mortgage-Backed Index
CDX-NAHY – North American High Yield Credit Default Swap Index
CME – Chicago Mercantile Exchange
CPI – Consumer Price Index
EURIBOR – Euro Interbank Offered Rate
FTSE – Financial Times Stock Exchange
ICE – Intercontinental Exchange
INTRCONX – Inter-Continental Exchange
IRS – Interest Rate Swaption
LCH – London Clearing House
LIBOR – London Interbank Offered Rates
MSCI – Morgan Stanley Capital International
OAT – Obligations Assimilables du Trésor
REG – Registered Shares
REIT – Real Estate Investment Trust
RTP – Right to Pay
RTR – Right To Receive
SPDR – Standard & Poor’s Depository Receipt
STIBOR – Stockholm Interbank Offered Rate
TBA – To Be Announced
TIPS – Treasury Inflation Protected Security
TSX – Toronto Stock Exchange
WTI – West Texas Intermediate

See notes to consolidated financial statements.

64	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $279,400,319)	$278,389,029	(a)
Affiliated issuers (cost $97,546,760 – including investment of cash collateral for securities loaned of $1,317,602)	97,546,760
Cash	225,168
Due from broker	19,597,007	(b)
Foreign currencies, at value (cost $2,284,607)	2,107,035
Unrealized appreciation on forward currency exchange contracts	15,731,216
Receivable for investment securities sold	3,650,878
Interest and dividends receivable	1,320,129
Receivable for variation margin on exchange-traded derivatives	502,294
Unrealized appreciation on credit default swaps	92,437
Receivable for capital stock sold	75,477
Upfront premium paid on credit default swaps	54,907
Collateral due from Securities Lending Agent	36,838

Total assets	419,329,175

Liabilities
Options written, at value (premiums received $2,174,183)	1,997,456
Swaptions written, at value (premiums received $49,000)	27,927
Payable for investment securities purchased	6,872,526
Unrealized depreciation on forward currency exchange contracts	3,197,319
Payable for capital stock redeemed	2,028,431
Payable for variation margin on exchange-traded derivatives	1,518,987
Payable for collateral received on securities loaned	1,354,440
Upfront premium received on credit default swaps	631,624
Advisory fee payable	170,041
Distribution fee payable	122,080
Unrealized depreciation on credit default swaps	76,364
Transfer Agent fee payable	28,741
Administrative fee payable	8,005
Payable for terminated centrally cleared interest rate swaps	6,644
Accrued expenses	336,970

Total liabilities	18,377,555

Net Assets	$400,951,620

Composition of Net Assets
Capital stock, at par	$231,775
Additional paid-in capital	370,331,762
Undistributed net investment income	9,491,867
Accumulated net realized gain on investment and foreign currency transactions	3,486,762
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	17,409,454

	$400,951,620

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	65

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$304,090,735	17,336,502	$17.54	*

B	$11,729,955	727,090	$16.13

C	$57,567,254	3,548,810	$16.22

Advisor	$20,893,045	1,182,475	$17.67

R	$4,523,291	259,957	$17.40

K	$2,098,174	119,865	$17.50

I	$49,166	2,784	$17.66

(a)	Includes securities on loan with a value of $1,305,494 (see Note D).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $18.32 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

66	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income
Interest	$7,325,582
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $137,689)	3,118,659
Affiliated issuers	49,228
Securities lending income	96,255	$10,589,724

Expenses
Advisory fee (see Note B)	2,283,178
Distribution fee—Class A	917,294
Distribution fee—Class B	145,594
Distribution fee—Class C	585,732
Distribution fee—Class R	22,104
Distribution fee—Class K	5,250
Transfer agency—Class A	543,229
Transfer agency—Class B	29,072
Transfer agency—Class C	103,663
Transfer agency—Advisor Class	41,466
Transfer agency—Class R	11,625
Transfer agency—Class K	4,262
Transfer agency—Class I	12
Custodian	467,203
Audit and tax	142,009
Printing	123,154
Registration fees	102,902
Directors’ fees	58,651
Administrative	52,226
Legal	50,172
Amortization of offering expenses	28,792
Miscellaneous	146,811

Total expenses		5,864,401

Net investment income		4,725,323

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		10,745,695
Futures		3,806,812
Options written		308,895
Swaptions written		34,997
Swaps		11,452,372
Foreign currency transactions		(305,781)
Net change in unrealized appreciation/ depreciation of:
Investments		(8,768,817)
Futures		(1,550,368)
Options written		195,199
Swaptions written		21,073
Swaps		2,288,020
Foreign currency denominated assets and liabilities		8,506,686

Net gain on investment and foreign currency transactions		26,734,783

Net Increase in Net Assets from Operations		$31,460,106

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	67

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2014		Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,725,323		$2,255,495
Net realized gain (loss) on investment and foreign currency transactions	26,042,990		(7,447,990)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	691,793		6,134,834
Contributions from Adviser (see Note B)	– 0	–	405,394

Net increase in net assets from operations	31,460,106		1,347,733
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(3,422,750)
Class B	– 0	–	(161,119)
Class C	– 0	–	(390,619)
Advisor Class	– 0	–	(392,057)
Class R	– 0	–	(40,772)
Class K	– 0	–	(22,218)
Class I	– 0	–	(818)
Net realized gain on investment transactions
Class A	(5,119,395)		(26,247,859)
Class B	(299,545)		(2,514,533)
Class C	(998,677)		(5,062,203)
Advisor Class	(351,943)		(2,813,689)
Class R	(58,039)		(395,969)
Class K	(32,910)		(179,858)
Class I	(1,311)		(4,691)
Capital Stock Transactions
Net decrease	(61,729,107)		(82,176,960)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	167,766

Total decrease	(37,130,821)		(122,310,616)
Net Assets
Beginning of period	438,082,441		560,393,057

End of period (including undistributed net investment income of $9,491,867 and distributions in excess of net investment income of ($8,261,987), respectively)	$400,951,620		$438,082,441

See notes to consolidated financial statements.

68	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2014

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (formerly, known as AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015 the Fund was known as AllianceBernstein Global Risk Allocation Fund, Inc. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Global Risk Allocation, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on October 15, 2013. The Subsidiary was incorporated on September 27, 2013. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2014, net assets of the Fund were $400,951,620, of which $28,959,318, or approximately 7%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation

AB GLOBAL RISK ALLOCATION FUND •	69

Notes to Consolidated Financial Statements

and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services,

70	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s consolidated financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2

AB GLOBAL RISK ALLOCATION FUND •	71

Notes to Consolidated Financial Statements

valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices.

72	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$116,426,539		$	– 0	–	$116,426,539
Common Stock:
Industrials		7,369,460		5,167,050			363,837		12,900,347
Consumer Discretionary		6,970,948		4,083,942			431,828		11,486,718
Consumer Staples		6,513,483		4,665,517			– 0	–	11,179,000
Financials		6,461,788		4,484,796			– 0	–†	10,946,584
Information Technology		7,290,175		2,360,566			596,090		10,246,831
Health Care		5,880,707		3,364,529			– 0	–	9,245,236
Materials		5,346,508		3,311,497			– 0	–	8,658,005
Energy		4,061,780		1,700,422			– 0	–	5,762,202
Utilities		2,302,352		2,255,864			– 0	–	4,558,216
Telecommunication Services		967,558		1,385,819			– 0	–	2,353,377
Governments – Treasuries		– 0	–	53,364,045			– 0	–	53,364,045
Investment Companies		8,276,861		– 0	–		– 0	–	8,276,861
Mortgage Pass-Throughs		– 0	–	6,822,897			– 0	–	6,822,897
Preferred Stocks		5,686,375		– 0	–		199		5,686,574
Options Purchased – Puts		– 0	–	445,473			– 0	–	445,473
Options Purchased – Calls		– 0	–	27,926			– 0	–	27,926
Rights		2,198		– 0	–		– 0	–	2,198
Short-Term Investments		96,229,158		– 0	–		– 0	–	96,229,158
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		1,317,602		– 0	–		– 0	–	1,317,602

Total Investments in Securities		164,676,953		209,866,882			1,391,954		375,935,789

AB GLOBAL RISK ALLOCATION FUND •	73

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments*:
Assets:
Futures	$5,710,602	$1,925,999	$	– 0	–	$7,636,601	#
Forward Currency Exchange Contracts	– 0	–	15,731,216	– 0	–	15,731,216
Centrally Cleared Interest Rate Swaps	– 0	–	4,817,373	– 0	–	4,817,373	#
Centrally Cleared Credit Default Swaps	– 0	–	110,764	– 0	–	110,764	#
Credit Default Swaps	– 0	–	92,437	– 0	–	92,437
Liabilities:
Futures	(4,793,500)	– 0	–	– 0	–	(4,793,500	)#
Forward Currency Exchange Contracts	– 0	–	(3,197,319)	– 0	–	(3,197,319)
Interest Swaptions Written	– 0	–	(27,927)	– 0	–	(27,927)
Call Options Written	– 0	–	(142,987)	– 0	–	(142,987)
Put Options Written	– 0	–	(165,074)	– 0	–	(165,074)
Currency Options Written	– 0	–	(1,689,395)	– 0	–	(1,689,395)
Centrally Cleared Interest Rate Swaps	– 0	–	(1,780,281)	– 0	–	(1,780,281	)#
Centrally Cleared Credit Default Swaps	– 0	–	(80,487)	– 0	–	(80,487	)#
Credit Default Swaps	– 0	–	(76,364)	– 0	–	(76,364)

Total+	$165,594,055	$225,384,837	$1,391,954	$392,370,846

†	Amount less than $0.50.
*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.
+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.
#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

74	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Preferred Stocks
Balance as of 11/30/13	$ – 0	–	$1,203
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	2,764		10
Change in unrealized appreciation/depreciation	309,324		(15)
Purchases	1,079,913		204
Sales	(5,778)		(1,203)
Transfers in to Level 3	5,532		– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 11/30/14	$1,391,755		$199

Net change in unrealized appreciation/depreciation from investments held as of 11/30/14*	$335,138		$(5)

	Total
Balance as of 11/30/13	$1,203
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	2,774
Change in unrealized appreciation/depreciation	309,309
Purchases	1,080,117
Sales	(6,981)
Transfers in to Level 3	5,532
Transfers out of Level 3	– 0	–

Balance as of 11/30/14	$1,391,954	+

Net change in unrealized appreciation/depreciation from investments held as of 11/30/14*	$335,133

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

AB GLOBAL RISK ALLOCATION FUND •	75

Notes to Consolidated Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

76	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of the subsidiary of $63,600 have been deferred and are being amortized on a straight line basis over a one year period starting from October 15, 2013 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50%

AB GLOBAL RISK ALLOCATION FUND •	77

Notes to Consolidated Financial Statements

of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2014, the reimbursement for such services amounted to $52,226.

During the year ended November 30, 2013, the Adviser reimbursed the Fund $405,394 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $311,404 for the year ended November 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,763 from the sale of Class A shares and received $10,080, $5,526 and $805 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2014.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)	Dividend Income (000)
$ 112,693	$458,429	$474,893	$96,229	$47

78	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Brokerage commissions paid on investment transactions for the year ended November 30, 2014 amounted to $501,930, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .29% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $852,425, $3,305,628, $395,695 and $242,597 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$310,683,589	$310,848,510
U.S. government securities	92,869,142	102,847,573

AB GLOBAL RISK ALLOCATION FUND •	79

Notes to Consolidated Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$383,390,950

Gross unrealized appreciation	$343,943
Gross unrealized depreciation	(6,334,707)

Net unrealized depreciation	$(5,990,764)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

80	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2014, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options

AB GLOBAL RISK ALLOCATION FUND •	81

Notes to Consolidated Financial Statements

purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2014, the Fund held purchased and written options for hedging and non-hedging purposes.

For the year ended November 30, 2014, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/13	5,905		$116,494
Options written	58,414,157		2,962,383
Options Assigned	(1,180)		(55,178)
Options expired	(10,223)		(716,274)
Options bought back	(1,617)		(133,242)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 11/30/14	58,407,042		$2,174,183

82	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

	Notional Amount		Premiums Received
Swaptions written outstanding as of 11/30/13	– 0	–	$	– 0	–
Swaptions written	188,590,000			161,154
Swaptions expired	(62,860,000)			(60,716)
Swaptions bought back	(85,730,000)			(51,438)
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 11/30/14	40,000,000			$49,000

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

AB GLOBAL RISK ALLOCATION FUND •	83

Notes to Consolidated Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis

84	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

(i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2014, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of November 30, 2014, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $4,240,000.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the year ended November 30, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

AB GLOBAL RISK ALLOCATION FUND •	85

Notes to Consolidated Financial Statements

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Fund and the Subsidiary typically enter into separate International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund or the Subsidiary and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

86	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

At November 30, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$6,034,639	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,782,712	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	110,764	*	Receivable/Payable for variation margin on exchange-traded derivatives	80,487	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	4,409,233	*	Receivable/Payable for variation margin on exchange-traded derivatives	550,982	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	2,010,102	*	Receivable/Payable for variation margin on exchange-traded derivatives	3,240,087	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	15,731,216		Unrealized depreciation on forward currency exchange contracts	3,197,319

Interest rate contracts	Investments in securities, at value	27,926

Equity contracts	Investments in securities, at value	445,473

Interest rate contracts				Swaptions written, at value	27,927

Foreign exchange contracts				Options written, at value	1,689,395

Equity contracts				Options written, at value	308,061

Credit contracts	Unrealized appreciation on credit default swaps	92,437		Unrealized depreciation on credit default swaps	76,364

Total		$28,861,790			$11,953,334

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

AB GLOBAL RISK ALLOCATION FUND •	87

Notes to Consolidated Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the year ended November 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,587,727)	$327,937

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	5,912,079	(233,319)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	482,460	(1,644,986)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	8,689,465	8,676,862

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,013,060)	310,711

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(821,750)	(236,473)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	34,997	21,073

88	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$	– 0	–	$80,125

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written		308,895		115,074

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		10,139,715		2,708,520

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		1,316,229		(420,500)

Total			$22,461,303		$9,705,024

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2014:

Futures:
Average original value of buy contracts	$687,081,890
Average original value of sale contracts	$522,304,376

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$61,643,503
Average principal amount of sale contracts	$279,259,034

Purchased Options:
Average monthly cost	$1,153,954	(a)

Interest Rate Swaps:
Average notional amount	$79,345,451	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$487,597,241

Credit Default Swaps:
Average notional amount of buy contracts	$29,387,155	(c)
Average notional amount of sale contracts	$24,757,692

AB GLOBAL RISK ALLOCATION FUND •	89

Notes to Consolidated Financial Statements

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,240,000	(d)
Average notional amount of sale contracts	$7,301,491	(e)

(a)	Positions were open for four months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for five months during the year.

(d)	Positions were open for one month during the year.

(e)	Positions were open for eleven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s and the Subsidiary’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of November 30, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Credit Suisse Securities**	$502,294	$	– 0	–	$	– 0	–	$	– 0	–	$502,294
Morgan Stanley & Co., Inc.	445,472		(445,472)			– 0	–		– 0	–	– 0	–

Total	$947,766		$(445,472)		$	– 0	–	$	– 0	–	$502,294

OTC Derivatives:
BNP Paribas SA	1,494,533		– 0	–		– 0	–		– 0	–	1,494,533
Deutsche Bank AG	12,183		(12,183)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG London	81,826		– 0	–		– 0	–		– 0	–	81,826
Goldman Sachs Bank USA	9,330,508		(3,022,375)			– 0	–		– 0	–	6,308,133
HSBC Bank USA	27,926		(1)			– 0	–		– 0	–	27,925
JPMorgan Chase Bank	244,945		(37,900)			– 0	–		– 0	–	207,045
Morgan Stanley Capital Services LLC	47,322		(47,322)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	21,958		(21,958)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	867,019		(239,352)			– 0	–		– 0	–	627,667
State Street Bank & Trust Co.	2,909,527		(1,204,677)			– 0	–		– 0	–	1,704,850
UBS AG	803,222		(52,975)			– 0	–		– 0	–	750,247

Total	$15,840,969		$(4,638,743)		$	– 0	–	$	– 0	–	$11,202,226	^

90	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$799,807	$(445,472)	$(354,335)	$	– 0	–	$	– 0	–

Total	$799,807	$(445,472)	$(354,335)	$	– 0	–	$	– 0	–

OTC Derivatives:
Brown Brothers Harriman & Co.	18,624	– 0	–	– 0	–	– 0	–	18,624
Credit Suisse International	227,316	– 0	–	– 0	–	(227,316)	– 0	–
Deutsche Bank AG	50,183	(12,183)	– 0	–	(38,000)	– 0	–
Goldman Sachs Bank USA	3,022,375	(3,022,375)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	1	(1)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank	37,900	(37,900)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	448,103	(47,322)	– 0	–	– 0	–	400,781
Royal Bank of Scotland PLC	255,605	(21,958)	– 0	–	– 0	–	233,647
Standard Chartered Bank	239,352	(239,352)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	1,204,677	(1,204,677)	– 0	–	– 0	–	– 0	–
UBS AG	52,975	(52,975)	– 0	–	– 0	–	– 0	–

Total	$5,557,111	$(4,638,743)	$	– 0	–	$(265,316)	$653,052	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$1,027,240	$	– 0	–	$(1,027,240)	$	– 0	–	$	– 0	–

Total	$1,027,240	$	– 0	–	$(1,027,240)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2014.

AB GLOBAL RISK ALLOCATION FUND •	91

Notes to Consolidated Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended November 30, 2014, the Fund had no transactions in dollar rolls.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a

92	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2014, the Fund had securities on loan with a value of $1,305,494 and had received cash collateral which has been invested into AB Exchange Reserves of $1,317,602. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $96,255 and $2,450 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2014; these amounts are reflected in the consolidated statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)
$ 4,922	$121,353	$124,957	$1,318

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class A
Shares sold	1,381,218	1,898,146	$23,580,323	$31,328,010

Shares issued in reinvestment of dividends and distributions	295,992	1,676,192	4,753,640	27,477,607

Shares converted from Class B	333,484	713,877	5,587,670	11,739,042

Shares redeemed	(4,718,958)	(6,859,230)	(79,619,259)	(112,801,333)

Net decrease	(2,708,264)	(2,571,015)	$(45,697,626)	$(42,256,674)

AB GLOBAL RISK ALLOCATION FUND •	93

Notes to Consolidated Financial Statements

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class B
Shares sold	35,982	61,697	$564,729	$955,557

Shares issued in reinvestment of dividends and distributions	19,229	165,076	285,939	2,523,548

Shares converted to Class A	(360,868)	(767,285)	(5,587,669)	(11,739,042)

Shares redeemed	(187,079)	(398,969)	(2,919,021)	(6,129,937)

Net decrease	(492,736)	(939,481)	$(7,656,022)	$(14,389,874)

Class C
Shares sold	139,269	175,712	$2,204,566	$2,723,964

Shares issued in reinvestment of dividends and distributions	58,399	312,585	873,068	4,803,113

Shares redeemed	(574,492)	(902,257)	(8,984,007)	(13,899,645)

Net decrease	(376,824)	(413,960)	$(5,906,373)	$(6,372,568)

Advisor Class
Shares sold	1,438,375	589,573	$25,056,006	$9,819,606

Shares issued in reinvestment of dividends and distributions	20,895	137,663	337,027	2,260,849

Shares redeemed	(1,662,513)	(1,721,150)	(28,320,130)	(28,308,293)

Net decrease	(203,243)	(993,914)	$(2,927,097)	$(16,227,838)

Class R
Shares sold	86,672	61,035	$1,431,800	$1,017,346

Shares issued in reinvestment of dividends and distributions	3,634	26,721	58,038	436,740

Shares redeemed	(54,487)	(186,617)	(926,488)	(3,039,048)

Net increase (decrease)	35,819	(98,861)	$563,350	$(1,584,962)

Class K
Shares sold	37,278	42,791	$626,165	$702,388

Shares issued in reinvestment of dividends and distributions	2,055	12,356	32,909	202,070

Shares redeemed	(43,057)	(83,794)	(728,201)	(1,385,371)

Net decrease	(3,724)	(28,647)	$(69,127)	$(480,913)

94	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class I
Shares sold	500	2,487	$8,533	$41,168

Shares issued in reinvestment of dividends and distributions	81	336	1,310	5,505

Shares redeemed	(2,880)	(51,580)	(46,055)	(910,804)

Net decrease	(2,299)	(48,757)	$(36,212)	$(864,131)

For the year ended November 30, 2013, the Fund received $167,766 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s consolidated statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s NAV when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to,

AB GLOBAL RISK ALLOCATION FUND •	95

Notes to Consolidated Financial Statements

among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in an rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Redemption Risk— A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

96	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2014			2013
Distributions paid from:
Ordinary income	$	– 0	–	$3,226,821
Net long-term capital gains		6,861,820		38,422,334

Total taxable distributions paid		$6,861,820		$41,649,155

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$26,347,094
Undistributed capital gains	9,377,032
Accumulated capital and other losses	(1,308,108	)(a)
Unrealized appreciation/(depreciation)	(3,917,181	)(b)

Total accumulated earnings/(deficit)	$30,498,837

(a)	As of November 30, 2014, the Fund’s cumulative deferred loss on straddles was $1,308,108.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2014, the Fund did not have any capital loss carryforwards.

AB GLOBAL RISK ALLOCATION FUND •	97

Notes to Consolidated Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and passive foreign investment companies (PFICs), foreign currency reclassifications, tax reclassifications on options and futures, the utilization of earnings and profits distributed to shareholders on redemption of shares, the tax treatment of Treasury inflation-protected securities, and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

98	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2014(a)		2013(a)	2012		2011		2010

Net asset value, beginning of period	$ 16.48		$ 17.72	$ 15.32		$ 14.36		$ 13.43

Income From Investment Operations
Net investment income(b)	.21		.10	.22		.25		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11		(.02)	2.42		.97		.95
Contributions from Adviser	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.32		.09	2.64		1.22		1.20

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.15)	(.24)		(.26)		(.27)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.33)	(.24)		(.26)		(.27)

Net asset value, end of period	$ 17.54		$ 16.48	$ 17.72		$ 15.32		$ 14.36

Total Return
Total investment return based on net asset value(c)*	8.14%		.57%	17.37%		8.57%		9.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$304,092		$330,368	$400,685		$380,338		$399,687
Ratio to average net assets of:
Expenses(d)	1.28%		1.17%	1.09%		1.08%		1.14	%+
Net investment income	1.25%		.58%	1.30%		1.67%		1.83	%+
Portfolio turnover rate**	96%		158%	163%		87%		69%

See footnote summary on page 106.

AB GLOBAL RISK ALLOCATION FUND •	99

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2014(a)		2013(a)		2012		2011		2010

Net asset value, beginning of period	$ 15.29		$ 16.57		$ 14.34		$ 13.46		$ 12.59

Income From Investment Operations
Net investment income (loss)(b)	.08		(.03)		.08		.13		.14
Net realized and unrealized gain on investment and foreign currency transactions	1.02		(.00	)(e)	2.27		.90		.90
Contributions from Adviser	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.10		(.02)		2.35		1.03		1.04

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.08)		(.12)		(.15)		(.17)
Distributions from net realized gain on investment transactions	(.26)		(1.18)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.26)		(.12)		(.15)		(.17)

Net asset value, end of period	$ 16.13		$ 15.29		$ 16.57		$ 14.34		$ 13.46

Total Return
Total investment return based on net asset value(c)*	7.32%		(.12)%		16.44%		7.68%		8.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,730		$18,652		$35,786		$50,797		$78,888
Ratio to average net assets of:
Expenses(d)	2.01%		1.89%		1.85%		1.85%		1.90	%+
Net investment income (loss)	.54%		(.21)%		.50%		.91%		1.07	%+
Portfolio turnover rate**	96%		158%		163%		87%		69%

See footnote summary on page 106.

100	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2014(a)		2013(a)	2012		2011		2010

Net asset value, beginning of period	$ 15.37		$ 16.66	$ 14.42		$ 13.54		$ 12.67

Income From Investment Operations
Net investment income (loss)(b)	.08		(.02)	.09		.14		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.03		(.01)	2.28		.90		.90
Contributions from Adviser	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.11		(.02)	2.37		1.04		1.04

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.13)		(.16)		(.17)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.27)	(.13)		(.16)		(.17)

Net asset value, end of period	$ 16.22		$ 15.37	$ 16.66		$ 14.42		$ 13.54

Total Return
Total investment return based on net asset value(c)*	7.35%		(.12)%	16.54%		7.71%		8.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,567		$60,336	$72,294		$68,095		$75,021
Ratio to average net assets of:
Expenses(d)	2.00%		1.89%	1.82%		1.80%		1.86	%+
Net investment income (loss)	.53%		(.14)%	.58%		.94%		1.10	%+
Portfolio turnover rate**	96%		158%	163%		87%		69%

See footnote summary on page 106.

AB GLOBAL RISK ALLOCATION FUND •	101

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2014(a)		2013(a)	2012		2011		2010

Net asset value, beginning of period	$ 16.55		$ 17.77	$ 15.36		$ 14.40		$ 13.46

Income From Investment Operations
Net investment income(b)	.21		.14	.27		.30		.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17		(.02)	2.43		.97		.96
Contributions from Adviser	– 0	–	.02	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.38		.14	2.70		1.27		1.25

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.18)	(.29)		(.31)		(.31)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.36)	(.29)		(.31)		(.31)

Net asset value, end of period	$ 17.67		$ 16.55	$ 17.77		$ 15.36		$ 14.40

Total Return
Total investment return based on net asset value(c)*	8.41%		.86%	17.72%		8.85%		9.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,893		$22,933	$42,278		$26,360		$32,205
Ratio to average net assets of:
Expenses(d)	1.00%		.88%	.79%		.79%		.84	%+
Net investment income	1.25%		.85%	1.64%		1.96%		2.12	%+
Portfolio turnover rate**	96%		158%	163%		87%		69%

See footnote summary on page 106.

102	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2014(a)		2013(a)	2012		2011		2010

Net asset value, beginning of period	$ 16.40		$ 17.66	$ 15.26		$ 14.31		$ 13.38

Income From Investment Operations
Net investment income(b)	.16		.04	.17		.21		.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.10		(.02)	2.42		.96		.96
Contributions from Adviser	– 0	–	.02	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.26		.04	2.59		1.17		1.17

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.12)	(.19)		(.22)		(.24)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.30)	(.19)		(.22)		(.24)

Net asset value, end of period	$ 17.40		$ 16.40	$ 17.66		$ 15.26		$ 14.31

Total Return
Total investment return based on net asset value(c)*	7.75%		.29%	17.08%		8.19%		8.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,523		$3,676	$5,704		$5,308		$6,391
Ratio to average net assets of:
Expenses(d)	1.59%		1.46%	1.38%		1.38%		1.39	%+
Net investment income	.95%		.23%	1.01%		1.38%		1.57	%+
Portfolio turnover rate**	96%		158%	163%		87%		69%

See footnote summary on page 106.

AB GLOBAL RISK ALLOCATION FUND •	103

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2014(a)		2013(a)		2012		2011		2010

Net asset value, beginning of period	$ 16.45		$ 17.68		$ 15.28		$ 14.34		$ 13.40

Income From Investment Operations
Net investment income(b)	.21		.09		.21		.25		.26
Net realized and unrealized gain on investment and foreign currency transactions	1.10		(.00	)(e)	2.43		.96		.95
Contributions from Adviser	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.31		.10		2.64		1.21		1.21

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.15)		(.24)		(.27)		(.27)
Distributions from net realized gain on investment transactions	(.26)		(1.18)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.33)		(.24)		(.27)		(.27)

Net asset value, end of period	$ 17.50		$ 16.45		$ 17.68		$ 15.28		$ 14.34

Total Return
Total investment return based on net asset value(c)*	8.09%		.64%		17.40%		8.48%		9.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,098		$2,033		$2,692		$2,924		$2,820
Ratio to average net assets of:
Expenses(d)	1.27%		1.16%		1.07%		1.07%		1.09	%+
Net investment income	1.26%		.57%		1.31%		1.68%		1.88	%+
Portfolio turnover rate**	96%		158%		163%		87%		69%

See footnote summary on page 106.

104	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2014(a)		2013(a)	2012		2011		2010

Net asset value, beginning of period	$ 16.52		$ 17.72	$ 15.31		$ 14.36		$ 13.42

Income From Investment Operations
Net investment income(b)	.27		.10	.29		.33		.32
Net realized and unrealized gain on investment and foreign currency transactions	1.13		.05 †	2.43		.95		.95
Contributions from Adviser	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.40		.16	2.72		1.28		1.27

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.18)	(.31)		(.33)		(.33)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.36)	(.31)		(.33)		(.33)

Net asset value, end of period	$ 17.66		$ 16.52	$ 17.72		$ 15.31		$ 14.36

Total Return
Total investment return based on net asset value(c)*	8.55%		1.02%	17.95%		8.97%		9.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49		$84	$954		$839		$1,389
Ratio to average net assets of:
Expenses(d)	.83%		.71%	.64%		.64%		.66	%+
Net investment income	1.59%		.98%	1.76%		2.13%		2.30	%+
Portfolio turnover rate**	96%		158%	163%		87%		69%

See footnote summary on page 106.

AB GLOBAL RISK ALLOCATION FUND •	105

Consolidated Financial Highlights

(a)	Consolidated (see Note A).

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended November 30,
	2014(a)	2013(a)	2012	2011	2010
Class A
Expenses	1.28%	1.17%	1.09%	1.08%	1.14%
Class B
Expenses	2.01%	1.89%	1.85%	1.85%	1.90%
Class C
Expenses	2.00%	1.88%	1.82%	1.80%	1.86%
Advisor Class
Expenses	1.00%	.87%	.79%	.79%	.84%
Class R
Expenses	1.59%	1.46%	1.38%	1.38%	1.39%
Class K
Expenses	1.27%	1.15%	1.07%	1.07%	1.09%
Class I
Expenses	.83%	.71%	.64%	.64%	.66%

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2014, November 30, 2013, November 30, 2012, November 30, 2011 and November 30, 2010 by 0.06%, 0.04%, 0.07%, 0.03% and 0.20%, respectively.

Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.08%.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.04%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Fund accounts for dollar roll transactions as purchases and sales.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

106	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Risk Allocation Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (formerly known as AllianceBernstein Global Risk Allocation Fund, Inc.) (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB Global Risk Allocation Fund, Inc. at November 30, 2014, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 28, 2015

AB GLOBAL RISK ALLOCATION FUND •	107

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2014. For foreign shareholders, 2.93% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended November 30, 2014, the Fund designates $2,157,830 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

108	• AB GLOBAL RISK ALLOCATION FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael DePalma(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. DePalma and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

AB GLOBAL RISK ALLOCATION FUND •	109

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

110	• AB GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2010 and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2010 until July 2014

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

AB GLOBAL RISK ALLOCATION FUND •	111

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1992)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

112	• AB GLOBAL RISK ALLOCATION FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

AB GLOBAL RISK ALLOCATION FUND •	113

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

114	• AB GLOBAL RISK ALLOCATION FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB GLOBAL RISK ALLOCATION FUND •	115

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael DePalma 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Leon Zhu 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

116	• AB GLOBAL RISK ALLOCATION FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE

FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT

ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Risk Allocation Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On October 8, 2012, the Fund changed its name from AllianceBernstein Balanced Shares, Inc. to AllianceBernstein Global Risk Allocation Fund, Inc. The Fund’s eliminated its non-fundamental policies that the Fund’s investments normally consist of about 60% in stocks and 40% in fixed-income securities and that fixed-income securities not normally exceed 60% of the Fund’s investments. The Fund made certain material changes to its investment strategy, including the implementation of the tail risk parity strategy and the adoption of a global rather than a U.S. focus. In addition, the Fund’s portfolio management team and benchmark was changed.

AB GLOBAL RISK ALLOCATION FUND •	117

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Fund	Net Assets 3/31/14 ($MIL)	Advisory Fee Schedule
Global Risk Allocation Fund, Inc.	$ 408.9	0.60% on 1st $200 million
0.50% on next $200 million 0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $41,930 (0.008% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year
Global Risk Allocation Fund, Inc.[5]	Advisor	0.88%	November 30
	Class A	1.17%
	Class B	1.89%
	Class C	1.89%
	Class R	1.46%
	Class K	1.16%
	Class I	0.71%

4	Jones v. Harris at 1427.

5	The Fund’s current fiscal year exposure to ETFs is 7.44% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holdings is 0.0508%.

118	• AB GLOBAL RISK ALLOCATION FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB GLOBAL RISK ALLOCATION FUND •	119

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets.7

Fund	Net Assets 3/31/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	$408.9	Tail Risk Parity 0.50% on 1st $100 million 0.40% on next $400 million 0.30% on next the balance Minimum Account Size: $100 m	0.424%	0.547%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2014 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	Client #1	0.30% of average daily net assets	0.300%	0.547%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

120	• AB GLOBAL RISK ALLOCATION FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)9 and the Fund’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Global Risk Allocation Fund, Inc.	0.541	0.867	1/10

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”).12 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB GLOBAL RISK ALLOCATION FUND •	121

Fund	Total Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Risk Allocation Fund, Inc.	1.167	1.250	3/10	1.269	16/43

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own

13	Most recently completed fiscal year end Class A total expense ratio.

122	• AB GLOBAL RISK ALLOCATION FUND

resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,825, $2,010,193 and $20,147 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $366,723 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this

AB GLOBAL RISK ALLOCATION FUND •	123

period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

124	• AB GLOBAL RISK ALLOCATION FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings17 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2014.19, 20

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.53	8.51	8.83	10/11	71/88
3 year	6.33	5.96	6.14	5/10	26/55
5 year	13.49	14.46	14.79	5/6	28/39
10 year	4.39	5.72	6.05	4/4	16/17

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

17	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Lipper.

18	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

20	On July 26, 2013, the Fund’s Lipper classification changed from Mixed-Asset Target Allocation Growth Fund (“MTAG”) to Global Flexible Fund (GX).

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

23	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB GLOBAL RISK ALLOCATION FUND •	125

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Risk Allocation Fund, Inc.	2.53	6.33	13.49	4.39	8.87	7.86	0.33	1
MSCI World Index (Net)[24]	21.68	9.81	19.98	6.75	N/A	10.30	1.88	1
Barclays Capital Global Aggregate Index	1.69	2.96	5.59	4.62	N/A	N/A	N/A	N/A
60% MSCI World Index / 40% Barclays Capital Global Aggregate Bond Index	13.39	7.23	14.29	6.17	N/A	N/A	N/A	N/A
Inception Date: June 8, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 6, 2014

24	Prior to October 8, 2012, the Fund’s primary benchmark was the Russell 1000 Value Index, while the Fund’s blended benchmark was the 60% Russell 1000 Value / 40% Barclays Capital U.S. Aggregate Index.

126	• AB GLOBAL RISK ALLOCATION FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB GLOBAL RISK ALLOCATION FUND •	127

AB Family of Funds

NOTES

128	• AB GLOBAL RISK ALLOCATION FUND

NOTES

AB GLOBAL RISK ALLOCATION FUND •	129

NOTES

130	• AB GLOBAL RISK ALLOCATION FUND

NOTES

AB GLOBAL RISK ALLOCATION FUND •	131

NOTES

132	• AB GLOBAL RISK ALLOCATION FUND

AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRA-0151-1114

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2013	$51,000	$—	$22,479
	2014	$93,712	$—	$35,013

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2013	$370,700	$22,479
			$—
			$(22,479)
	2014	$441,618	$35,013
			$—
			$(35,013)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 22, 2015